Value Fund
Partners Value Fund
Hickory Fund
Partners III Opportunity Fund
Balanced Fund
Nebraska Tax-Free Income Fund
Short-Intermediate Income Fund
Government Money Market Fund

QUARTERLY REPORT

June 30, 2009

One Pacific Place, Suite 600 • 1125 South 103rd Street • Omaha, Nebraska, 68124-6008
phone (402) 391-1980 • toll free (800) 304-9745 • fax (402) 391-2125
www.weitzfunds.com

EIGHT FUNDS – ONE PHILOSOPHY

Over the decades we have seen many changes. Advancements in technology combined with economic, political, and global events have continued to shape investors’ thoughts and actions.

At The Weitz Funds, a few things have remained constant: our unwavering commitment to our shareholders and our focus on finding strong, well-managed companies priced significantly below their true business value.

Staying true to our philosophy and investment process has produced good long-term returns and should continue to do so into the next quarter century.

“We eat our own cooking.”
All of our investment professionals have a majority of their families’ liquid net worth invested in our Funds. Our Trustees each have at least $100,000 invested in our family of Funds – some considerably more. This does not guarantee that the Funds will go up, but it means that we win or lose together and that shareholders definitely have our attention.

We are patient, long-term investors.
When we analyze potential equity investments, we think about the business behind the stock and try to buy shares at a large discount to the company’s underlying business value. Ideally, the business value rises over time and the stock price follows. This often allows us to hold the stock for many years, minimizing transaction costs, taxes, and the need for new investment ideas.

We try to stay within our “circle of competence.”
“Knowing what you don’t know” is important in all aspects of life, but it is crucial in investing. We think our odds of investment success are much higher when we invest in securities of companies we understand and, ideally, where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy and thus may often be out of step with the general stock market.

We worry about permanent loss of capital – not price volatility.
We believe in concentrating our portfolios in the most attractive investment ideas, and this can cause short-term price volatility.

We think “benchmark risk” is part of investment life.
Our firm’s goal is to earn good absolute investment returns over long periods of time without exposing our clients’ capital to undue risk. We do not think about any particular index when we make investment decisions. We also believe that cash is sometimes the most attractive investment. We think flexibility and common sense will continue to serve our clients well over the years.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

LETTER TO SHAREHOLDERS

July 18, 2009

Dear Fellow Shareholder:

          Our stock funds enjoyed an excellent second calendar quarter as each gained over 16%. For the first six months of 2009, each of the Funds is solidly in the black, with gains +6.0% for the Value Fund, +11.6% for Partners Value, +14.3% for Hickory, and +18.3% for Partners III. During this period, the S&P 500 gained +3.2%.

          Corporate bonds also showed strong gains in the quarter as fears about the economy and credit quality moderated. This was good for our Balanced Fund (+12.9% for the first half) and the Short-Intermediate Income Fund (+6.3%). Brad (Balanced) and Tom Carney (Short-Intermediate Income) provide more detail on these Funds in their discussions later in this report.

          The table below shows investment results over various time periods (after deducting all fees and expenses) for our four stock funds and for the S&P 500 (larger companies), the Russell 2000 (smaller companies) and the Nasdaq Composite (a proxy for technology companies).

	Total Returns*			Average Annual Total Returns*

	3 Mos.	6 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year

Value	16.9%	6.0%	-22.5%	-13.3%	-5.8%	0.2%	8.4%	8.9%	N/A
Partners Value**	16.7	11.6	-14.7	-9.8	-3.4	1.1	9.4	9.8	11.6
Hickory	16.3	14.3	-18.7	-12.3	-4.2	-2.3	8.2	N/A	N/A
Partners III**	16.5	18.3	-8.1	-7.9	-1.7	4.6	10.9	11.0	12.3

S&P 500#	15.9	3.2	-26.2	-8.2	-2.2	-2.2	6.9	7.8	10.1
Russell 2000#	20.7	2.6	-25.0	-9.9	-1.7	2.4	6.6	N/A	N/A
Nasdaq Composite#	20.3	17.0	-19.1	-4.6	-1.4	-3.2	6.6	7.5	8.5

These performance numbers reflect the deduction of each Fund’s annual operating expenses. The current annual operating expenses for the Value, Partners Value, Hickory and Partners III Opportunity Funds, as stated in the most recent Prospectus are 1.22%, 1.21%, 1.31% and 1.82%, respectively, of each Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	All performance numbers assume reinvestment of dividends (except for the 15, 20 and 25 year Nasdaq numbers for which reinvestment of dividend information was not available).
**	See pages 17 and 29 for additional performance disclosures.
#	Index performance is hypothetical and is for illustrative purposes only.

Portfolio Review

          Most of our stocks participated in the rally off the March lows. Some of the strongest were stocks that had declined the most during the previous six months. These included companies perceived to be particularly dependent on consumer spending and access to credit. Energy and other commodity businesses also recovered strongly after the breathtaking declines from their highs in mid-2008.

          A few of our favorites, most notably Berkshire Hathaway, continued to languish even though their business values have been stable or growing. We would prefer that all of our stocks went up all the time, but as long as the underlying business does well, we believe that the stock price will eventually reflect that value.

          Later in this report, there is a great deal of information on each of the Funds. The Schedule of Investments, the Portfolio Managers’ Discussion and Analysis and a series of tables highlight portfolio changes and holdings which had the most impact on each Fund’s investment results. There is also a discussion of Comcast, one of our long-time cable television holdings in the “Analyst Corner.”

Outlook

          The recession that began over a year ago is not an ordinary one. The housing and credit bubbles which spawned the recession were enormous. A good deal of the economic growth of the U.S. and the rest of the world was fueled with cheap, easily available credit.

           Now, with the bursting of these bubbles, businesses and individuals are being forced to pay back old debts and to pay cash for new purchases. Despite massive intervention by the Federal Reserve and Treasury to supply alternative sources of credit, the “unwinding” or “deleveraging” of the economy has caused a recession and rising unemployment. The resulting bear market that began in 2007 erased roughly one-half of stock market values as of its March low point. No sectors were unscathed.

          We appear to have passed the “liquidity crisis” stage that saw the collapse of several commercial and investment banks and insurance companies last fall and have settled into a more “normal” period of rising unemployment, very weak consumer demand and continued stress for the economy. There are some signs of hope and recovery (“green shoots”), but much of the economic news contains sober reminders that we are in for a long period of sub-par economic activity.

          This new stage is dreary, but it does NOT have to be a disaster for investors. The economic environment is weak, and that imposes a headwind on business in general, but well-managed companies with strong finances are finding ways to cope with their situations. They are bringing out lower-priced “value” products, entering new market segments, stepping up R&D, cutting costs, taking market share from weaker competitors, acquiring assets and businesses that are available at bargain prices and buying back their own shares. These companies are maintaining, and in some cases growing, the values of their businesses.

          The other major factor that determines investor success is paying the right price for a stock (or bond). Generally speaking, stock prices have been much more volatile than business values. This has given us a chance to buy good businesses at very attractive prices at times like last fall and early March of this year, and in some cases, to realize substantial gains within weeks or months that might ordinarily take years to earn. We do not generally aspire to short-term trading profits, but our margin of out-performance vs. the S&P 500 in the first half of 2009 is partly a result of these opportunities.

          Going forward, our working assumption is that the economy, and business values, will gradually bottom and recover slowly and unevenly. Eventually, a new bull market will begin, probably months before the economic and corporate earnings news has turned positive. This process might take another year or two (or longer). During this time, investors will inevitably lurch from optimism to pessimism and we are likely to see wide price swings in both directions as we have over the past nine months.

          For those who like visualizations, the drawing on the next page may be useful. Notice we have not been specific about price levels or time periods—this is an illustration, not a prediction. The smooth, dotted line represents the gradual bottoming and recovery of the economy and business values. The erratic, solid line represents stock prices as they gyrate in response to alternate periods of investor hope and despair. Our guess is that we may be at a point like X and that we will see more volatile moves that take the market generally sideways before we arrive at Y, the beginning of a new bull market. In the meantime we have cash reserves and will buy stocks when they sell at big discounts to the companies’ business values and sell them if they prematurely reach “full” value. If, by chance, this is the beginning of a new bull market, our cautious position may dampen our returns, but we own a collection of stocks that we believe have lots of upside potential and we should participate when the time comes.

Mr. Market is Manic Depressive

           One thing we will not try to do is to avoid all temporary downticks in the value of our portfolios. Obviously, taking the extreme position of going to 100% cash in the fall of 2007, or even in the summer of 2008, would have saved us considerable grief. Unfortunately, though, if we had tried to get out of stocks every time we sensed stock market “danger” over the past 39 years, we would probably have produced much lower returns and higher tax bills. Warren Buffett, in writing about the money managers whom he has chosen to succeed him at Berkshire Hathaway, said that each had suffered declines in line with the S&P 500 last year, but that he would not have been pleased if they had moved to cash and avoided these (presumably) temporary losses. The logic is not that avoiding losses is undesirable, but that jumping into and out of the stock market (or mutual funds) to avoid losses cannot be done successfully.

           So, 2009 is off to a good start and we are generally upbeat about the outlook for the next few years. There will be anxious moments, but we believe we are past the extreme crisis period of last year. We certainly appreciate the patience and support of our shareholders.

Sincerely,

Wallace R. Weitz	Bradley P. Hinton
Co-manager Value and Partners Value	Co-manager Value and Partners Value
Portfolio Manager Hickory and Partners III	Portfolio Manager Balanced
wally@weitzfunds.com	brad@weitzfunds.com

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

ANALYST CORNER

A PERSPECTIVE ON COMCAST CORPORATION
By Drew Weitz

Comcast is the nation’s largest provider of pay television service. The company currently has over 24 million subscribers, and has a network that is available to over 50 million households in 39 states (more than 40% of all households in the United States). In addition to its video service, Comcast also offers high-speed data service to over 15 million subscribers and telephone service to nearly 7 million customers. We have long liked the cable industry - customers are reluctant to terminate their service even in a downturn, monthly payments provide operators with steady streams of cash, and these businesses tend to operate as monopolies or oligopolies in each of their local markets.

Comcast Has a Wide Economic Moat
As investors, we try to identify leading businesses that have a wide economic moat – one or more competitive advantages that make it difficult for a newcomer or existing challenger  to displace them. Comcast has three such important characteristics that we find very attractive. First, Comcast can leverage the largest subscriber base in the industry to purchase necessary equipment and secure programming from content producers (e.g. ESPN, TNT, Bravo, etc.) at the lowest possible prices. Second, Comcast’s network is already accessible to over 50 million households. With the network already  built, each incremental subscriber of any of  its services requires only modest additional investment and increases the

Drew Weitz joined Weitz in December, 2008. He graduated from Carleton College and previously spent 4 years at Ariel Investments in Chicago. Drew has an emphasis on the Retail and Cable/Satellite TV sectors.

efficiency and return on investment of the entire system. Furthermore, the amount of investment required for a new entrant to build a competing network reduces the likelihood of new competitors and solidifies Comcast’s industry-leading position. Lastly, the company’s ability to offer data and voice services in conjunction with its video offering (also known as the “Triple Play”) gives Comcast a competitive leg up over its video-only competitors such as DirecTV or DISH Network.

Growing Through the Recession?
The recession continues to take its toll and it seems no businesses have been spared. While this has meant dramatic declines at many companies, so far it has meant slower growth at Comcast. While the total number of video customers has modestly declined in the last twelve months, these losses are more than offset by the continued conversion of customers to higher quality (and more profitable) services. These include digital video recorders, high-definition programming, and other premium upgrades. Armed with a more profitable customer base, Comcast has consistently grown its revenue during this recession. Furthermore, the “Triple Play” remains an important growth vehicle for Comcast, as voice and data subscriber levels remain well below those of the company’s video customers.

Margin of Safety
With the expense of building its network behind it and management’s expectation that it can continue to upgrade its service with its existing infrastructure, Comcast is poised to generate a substantial amount of discretionary cash flow. Management has a long history of intelligently deploying its cash, including returning substantial sums to shareholders in the form of share repurchases and the reintroduction of its quarterly dividend in 2008. Although the company suspended its share repurchases late last year as the economy worsened, we believe management remains committed to returning excess cash to shareholders. This belief was reinforced by the recent increase in the quarterly dividend. In the future, we anticipate share repurchases will continue to be a significant part of the company’s capital allocation plans.

Given Comcast’s strong cash-generating ability and healthy balance sheet, we believe that the company’s shares possess an attractive margin of safety. With the stock trading near $13 compared with our estimation of business value in the low $20’s, we believe Comcast provides a compelling investment opportunity for the Funds.

PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS — VALUE FUND

Co-Portfolio Managers: Wallace R. Weitz
Bradley P. Hinton

The Value Fund returned +16.9% in the second calendar quarter, compared to a +15.9% return for the S&P 500. For the calendar year-to-date, the Fund increased +6.0% compared to a +3.2% gain for the S&P 500. Large-cap stocks WellPoint (+34%), Dell (+45%), Microsoft (+30%) and Tyco International (+34%) were significant contributors to the Fund’s positive quarterly results. Each continues to trade at a meaningful discount to our estimate of underlying business value. Financial stocks American Express (+73%) and Wells Fargo (+71%) also rebounded strongly from their depressed March trading levels as the worst industry fears abated. While our largest holding, Berkshire Hathaway, continued to tread water in a strong market, we remain attracted to the company’s unique combination of downside protection and upside potential.

Portfolio activity was relatively modest during the quarter. We have owned Apollo Group off and on for the past few years, and we added this leading for-profit education company back to the portfolio in early May when the stock dipped under $60. We also initiated a small new position in Potash Corporation of Saskatchewan. The company is the world’s largest producer of potash, an essential fertilizer mineral with a distinctive industry structure. Economically viable potash is a scarce resource with very high barriers to entry, a small number of concentrated suppliers, and attractive longer-term global demand characteristics. These factors may give the industry pricing power, and we expect low-cost producer Potash Corp. to generate increasing returns on capital and earnings per share over our multi-year investing horizon.

On balance we were modest net sellers into the second quarter rally. We eliminated Bed Bath & Beyond and reduced our position in home improvement chain Lowe’s. The Fund’s retail holdings now represent less than 5% of net assets. We sold shares of WellPoint and UnitedHealth to control the Fund’s still-large managed care exposure. We also trimmed our large position in Redwood Trust as the stock climbed to the $17-$18 level mid-quarter. Finally, we exited the Fund’s small remaining position in Newcastle Investment Corporation.

The Value Fund continues to tilt toward our best larger company ideas, with more than 65% of the Fund’s stock investments in companies with market caps greater than $10 billion. The Fund also remains relatively concentrated, with the ten largest holdings representing 47% of net assets. The Fund’s residual cash position was 14% of net assets at quarter end.

	Total Returns			Average Annual Total Returns

	3 Mos.	6 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year

Value	16.9%	6.0%	-22.5%	-13.3%	-5.8%	0.2%	8.4%	8.9%
S&P 500	15.9	3.2	-26.2	-8.2	-2.2	-2.2	6.9	7.8
Russell 2000	20.7	2.6	-25.0	-9.9	-1.7	2.4	6.6	N/A
Nasdaq Composite	20.3	17.0	-19.1	-4.6	-1.4	-3.2	6.6	7.5

See pages 4 and 9 for additional performance disclosures.

FUND PERFORMANCE — VALUE FUND

(Unaudited)

The following table summarizes performance information for the Value Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Value Fund	S&P 500	Difference Value Fund – S&P 500

Dec. 31, 1999	21.0%	21.0%	0.0%
Dec. 31, 2000	19.6	–9.1	28.7
Dec. 31, 2001	0.2	–11.8	12.0
Dec. 31, 2002	–17.1	–22.1	5.0
Dec. 31, 2003	28.7	28.7	0.0
Dec. 31, 2004	15.7	10.9	4.8
Dec. 31, 2005	–2.8	4.9	–7.7
Dec. 31, 2006	21.8	15.8	6.0
Dec. 31, 2007	–10.3	5.5	–15.8
Dec. 31, 2008	–40.7	–37.0	–3.7
June 30, 2009 (6 months)	6.0	3.2	2.8

10-Year Cumulative Return ended June 30, 2009	2.5	–20.1	22.6
10-Year Average Annual Compound Return ended June 30, 2009	0.2	–2.2	2.4

This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31, 1999, through June 30, 2009, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended June 30, 2009 was –22.5%, –5.8% and 0.2%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses, which as stated in its most recent Prospectus are 1.22% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE — VALUE FUND

(Unaudited)

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	11.5%	Consumer Discretionary	22.8%
WellPoint	4.7	Financials	21.7
Redwood Trust	4.7	Health Care	10.4
Dell	4.1	Information Technology	10.0
Microsoft	4.1	Industrials	7.6
Telephone & Data Systems	4.1	Telecommunication Services	4.1
Liberty Global	3.7	Materials	3.5
American Express	3.6	Consumer Staples	2.8
Comcast	3.5	Energy	2.1
Omnicare	3.3	Corporate Bonds	0.9
	47.3%	Short-Term Securities/Other	14.1
			100.0%

* As of June 30, 2009

Largest Net Purchases and Sales for Quarter Ended June 30, 2009

Net Purchases ($mil)		Net Sales ($mil)

Apollo Group (new)	$7.3	Liberty Media - Entertainment	$12.1
Procter & Gamble	6.4	WellPoint	11.4
Diageo	2.8	Bed Bath & Beyond (eliminated)	10.9
Potash (new)	2.2	Lowe’s	8.1
ConocoPhillips	0.4	Redwood Trust	7.5
	$19.1	Other (net)	21.4
			$71.4

		Net Portfolio Sales	$52.3

Largest Net Contributions to Investment Results for Quarter Ended June 30, 2009

Positive ($mil)		Negative ($mil)

American Express	$13.9	Wal-Mart	$(0.7)
Liberty Media - Capital	13.2	Vulcan Materials	(0.2)
WellPoint	13.0	Washington Post	(0.2)
Dell	11.1	Cumulus Media	(0.1)
Liberty Media - Interactive	9.5		$(1.2)
Other (net)	70.9
	$131.6

Net Portfolio Gains	$130.4

VALUE FUND

Schedule of Investments in Securities June 30, 2009 (Unaudited)

	Shares	Value

COMMON STOCKS — 85.0%

Consumer Discretionary — 22.8%

Broadcasting & Cable TV — 10.2%
Liberty Global, Inc. - Series C*	2,021,333	$31,957,274
Comcast Corp. - CL A Special	2,150,000	30,315,000
Liberty Media Corp. - Entertainment - Series A*	900,000	24,075,000
Cumulus Media, Inc. - CL A*	1,040,000	967,200
Adelphia Recovery Trust, Series ACC-7* #	3,535,000	—

		87,314,474
Media — 7.2%
Liberty Media Corp. - Capital - Series A*	2,000,000	27,120,000
The Washington Post Co. - CL B	60,000	21,130,800
News Corp. - CL A	1,500,000	13,665,000

		61,915,800
Retailing — 4.4%
Liberty Media Corp. - Interactive - Series A*	4,500,000	22,545,000
Lowe’s Companies, Inc.	800,000	15,528,000

		38,073,000
Education Services — 1.0%
Apollo Group, Inc. - CL A*	125,000	8,890,000

		196,193,274

Financials — 21.7%

Insurance — 11.5%
Berkshire Hathaway, Inc. - CL B*	34,300	99,323,539

Mortgage REIT’s — 4.7%
Redwood Trust, Inc.	2,732,800	40,336,128
Realty Finance Corp.	439,200	23,717

		40,359,845
Diversified Financials — 3.7%
American Express Co.(a)	1,350,000	31,374,000

Banks — 1.8%
Wells Fargo & Co.(a)	652,500	15,829,650

		186,887,034

Health Care — 10.4%

Managed Health Care — 7.1%
WellPoint, Inc.*	800,000	40,712,000
UnitedHealth Group, Inc.	840,000	20,983,200

		61,695,200

VALUE FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Health Care Equipment & Services — 3.3%
Omnicare, Inc.	1,100,000	$28,336,000

		90,031,200

Information Technology — 10.0%

Software & Services — 5.8%
Microsoft Corp.	1,500,000	35,655,000
eBay, Inc.*	600,000	10,278,000
Google, Inc. - CL A*	10,000	4,215,900

		50,148,900
Technology Hardware & Equipment — 4.2%
Dell, Inc.*	2,600,000	35,698,000

		85,846,900

Industrials — 7.6%

Transportation — 4.2%
United Parcel Service, Inc.	525,000	26,244,750
Burlington Northern Santa Fe Corp.	130,000	9,560,200

		35,804,950
Industrial Conglomerates — 2.4%
Tyco International Ltd.	800,000	20,784,000

Building Products — 1.0%
USG Corp.*	850,000	8,559,500

		65,148,450

Telecommunication Services — 4.1%

Telecommunication Services — 4.1%
Telephone and Data Systems, Inc. - Special	1,369,905	35,562,734

Materials — 3.5%

Construction Materials — 3.2%
Martin Marietta Materials, Inc.	200,000	15,776,000
Vulcan Materials Co.	277,000	11,938,700

		27,714,700
Fertilizers & Agricultural Chemicals — 0.3%
Potash Corporation of Saskatchewan, Inc.	25,000	2,326,250

		30,040,950

VALUE FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Consumer Staples — 2.8%

Hypermarkets & Super Centers — 1.1%
Wal-Mart Stores, Inc.	200,000	$9,688,000

Household & Personal Products — 1.0%
The Procter & Gamble Co.	165,000	8,431,500

Food Beverage & Tobacco — 0.7%
Diageo PLC - Sponsored ADR	100,000	5,725,000

		23,844,500

Energy — 2.1%

Energy — 2.1%
XTO Energy, Inc.	250,000	9,535,000
ConocoPhillips	210,900	8,870,454
EOG Resources, Inc.	1,800	122,256

		18,527,710

Total Common Stocks (Cost $941,688,037)		732,082,752

CORPORATE BONDS — 0.9%

Mohawk Industries, Inc. 6.25% 1/15/11 (Cost $7,267,100)	$8,000,000	7,781,400

SHORT-TERM SECURITIES — 14.4%

Wells Fargo Advantage Government Money Market Fund – Institutional Class 0.08%(b)	33,902,631	33,902,631
U.S. Treasury Bills, 0.14% to 0.19%, 9/03/09 to 10/22/09(c)	$90,000,000	89,963,220

Total Short-Term Securities (Cost 123,864,523)		123,865,851

Total Investments in Securities (Cost $1,072,819,660)		863,730,003
Options Written — (0.3%)		(2,819,650)
Other Liabilities in Excess of Other Assets — (0.0%)		(134,645)

Net Assets — 100.0%		$860,775,708

Net Asset Value Per Share		$19.70

VALUE FUND

Schedule of Investments in Securities, Continued

	Expiration date/ Strike price	Shares subject to option	Value

OPTIONS WRITTEN*

Covered Call Options

American Express Co.	July 2009 / $22.50	300,000	$(420,000)
American Express Co.	July 2009 / $25	300,000	(120,000)
American Express Co.	July 2009 / $27.50	500,000	(50,000)
American Express Co.	July 2009 / $30	250,000	(6,250)
Wells Fargo & Co.	July 2009 / $20	452,500	(2,063,400)
Wells Fargo & Co.	July 2009 / $25	200,000	(160,000)

Total Options Written (premiums received $5,458,826)			$(2,819,650)

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Fully or partially pledged on outstanding written options.
(b)	Rate presented represents the annualized 7-day yield at June 30, 2009.
(c)	Interest rates presented represent the yield to maturity at the date of purchase.

(This page has been left blank intentionally.)

PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS — PARTNERS VALUE FUND

Co-Portfolio Managers: Wallace R. Weitz
Bradley P. Hinton

The Partners Value Fund returned +16.7% in the second calendar quarter, compared to a +15.9% return for the S&P 500. For the calendar year-to-date, the Fund increased +11.6% compared to a +3.2% gain for the S&P 500. Large-cap stocks WellPoint (+34%), Dell (+45%) and Microsoft (+30%) were significant contributors to the Fund’s positive quarterly results. Each continues to trade at a meaningful discount to our estimate of underlying business value. Cabela’s (+35%), Liberty Media – Entertainment (+34%) and Discovery Communications (+41%) built on their first quarter gains. Coinstar (-18%), on the other hand, gave back a portion of its year-to-date increase. Finally, Berkshire Hathaway continued to tread water in a strong market, yet we remain attracted to the company’s unique combination of downside protection and upside potential.

Portfolio activity was relatively modest during the quarter. One distinctive theme was capital recycling within stocks in the portfolio. Typically when we sell a stock, we use the proceeds to buy another one that we think is less expensive. Recent market volatility presented unique opportunities to sell shares at higher prices, and then buy the same securities back at much lower prices within a matter of weeks. Examples included Redwood Trust, Coinstar and Mohawk Industries. While short-term trading is not part of our core investment approach, the extra profits generated by responding to these market swings have provided a welcome addition to our results.

On balance, we were moderate net sellers into the second quarter rally. We reduced the Fund’s retail exposure by exiting HSN and trimming Cabela’s and Lowe’s. We also sold American Express shares as the stock rose 74%, and we wrote a series of covered call options against the remaining position. On the buy side, we doubled our position in XTO Energy and purchased additional shares of Coinstar, Martin Marietta Materials and Corporate Executive Board.

Partners Value remains a go-anywhere fund. We invest in companies of any size, in any sector, as long as we think the stocks trade at a significant discount to our estimate of intrinsic value. At quarter end we owned 11 larger companies with market caps greater than $10 billion, 11 medium-sized companies with market caps between $2 and $10 billion, and 11 smaller companies with market caps below $2 billion. The Fund’s residual cash position was 18% of net assets at quarter end.

	Total Returns			Average Annual Total Returns

	3 Mos.	6 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year

Partners Value	16.7%	11.6%	-14.7%	-9.8%	-3.4%	1.1%	9.4%	9.8%	11.6%
S&P 500	15.9	3.2	-26.2	-8.2	-2.2	-2.2	6.9	7.8	10.1
Russell 2000	20.7	2.6	-25.0	-9.9	-1.7	2.4	6.6	N/A	N/A
Nasdaq Composite	20.3	17.0	-19.1	-4.6	-1.4	-3.2	6.6	7.5	8.5

See pages 4 and 17 for additional performance disclosures.

FUND PERFORMANCE — PARTNERS VALUE FUND

(Unaudited)

The following table summarizes performance information for the Partners Value Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Partners Value Fund	S&P 500	Difference Partners Value – S&P 500

Dec. 31, 1999	22.1%	21.0%	1.1%
Dec. 31, 2000	21.1	–9.1	30.2
Dec. 31, 2001	–0.9	–11.8	10.9
Dec. 31, 2002	–17.0	–22.1	5.1
Dec. 31, 2003	25.4	28.7	–3.3
Dec. 31, 2004	15.0	10.9	4.1
Dec. 31, 2005	–2.4	4.9	–7.3
Dec. 31, 2006	22.5	15.8	6.7
Dec. 31, 2007	–8.5	5.5	–14.0
Dec. 31, 2008	–38.1	–37.0	–1.1
June 30, 2009 (6 months)	11.6	3.2	8.4

10-Year Cumulative Return ended June 30, 2009	12.0	–20.1	32.1
10-Year Average Annual Compound Return ended June 30, 2009	1.1	–2.2	3.3

This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 1999, through June 30, 2009, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended June 30, 2009 was –14.7%, –3.4% and 1.1%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.21% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of the Partners Value Fund (the “Fund”) is measured from June 1, 1983, the inception of Weitz Partners II Limited Partnership (the “Partnership”). As of December 31, 1993, the Fund succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

PORTFOLIO PROFILE — PARTNERS VALUE FUND

(Unaudited)

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	8.7%	Consumer Discretionary	30.1%
Redwood Trust	4.7	Financials	18.9
WellPoint	4.6	Health Care	12.0
Telephone & Data Systems	4.1	Information Technology	6.5
Dell	3.9	Materials	6.0
Comcast	3.7	Telecommunication Services	4.1
Liberty Global	3.6	Industrials	2.9
American Express	3.2	Energy	1.4
Liberty Media - Interactive	3.1	Short-Term Securities/Other	18.1
Omnicare	3.0		100.0%

	42.6%

* As of June 30, 2009

Largest Net Purchases and Sales for Quarter Ended June 30, 2009

Net Purchases ($mil)		Net Sales ($mil)

XTO Energy	$2.8	Cabela’s	$9.3
Martin Marietta Materials	1.7	WellPoint	5.4
Comcast	1.3	USG	4.9
Coinstar	1.2	Lowe’s	4.5
Corporate Executive Board	1.0	American Express	4.3
	$8.0	Other (net)	15.2
			$43.6

		Net Portfolio Sales	$35.6

Largest Net Contributions to Investment Results for Quarter Ended June 30, 2009

Positive ($mil)		Negative ($mil)

American Express	$8.0	Coinstar	$(2.3)
WellPoint	7.1	Martin Marietta Materials	(0.1)
Liberty Media - Interactive	6.4	Washington Post	(0.1)
Dell	6.0	Vulcan Materials	(0.1)
Cabela’s	5.4		$(2.6)
Other (net)	43.1
	$76.0

Net Portfolio Gains	$73.4

PARTNERS VALUE FUND

Schedule of Investments in Securities June 30, 2009 (Unaudited)

	Shares	Value

COMMON STOCKS — 81.9%

Consumer Discretionary — 30.1%

Broadcasting & Cable TV — 12.2%
Comcast Corp. - CL A Special	1,300,000	$18,330,000
Liberty Global, Inc. - Series C*	1,121,400	17,729,334
Liberty Media Corp. - Entertainment - Series A*	500,000	13,375,000
Discovery Communications, Inc.*	500,000	11,275,000
Adelphia Recovery Trust, Series ACC-7* #	2,310,000	—

		60,709,334
Retailing — 8.5%
Liberty Media Corp. - Interactive - Series A*	3,050,000	15,280,500
Cabela’s, Inc. - CL A*	1,100,000	13,530,000
Lowe’s Companies, Inc.	450,000	8,734,500
Ticketmaster*	720,000	4,622,400

		42,167,400
Consumer Services — 3.8%
Coinstar, Inc.*	450,000	12,015,000
Interval Leisure Group, Inc.*	720,000	6,710,400

		18,725,400
Media — 3.4%
The Washington Post Co. - CL B	33,500	11,798,030
Daily Journal Corp.* †	99,880	4,709,342
Liberty Media Corp. - Capital - Series A*	50,000	678,000

		17,185,372
Consumer Durables & Apparel — 2.2%
Mohawk Industries, Inc.* (a)	312,402	11,146,503

		149,934,009

Financials — 18.9%

Insurance — 11.0%
Berkshire Hathaway, Inc. - CL B*	15,000	43,435,950
Willis Group Holdings Ltd.	450,000	11,578,500

		55,014,450
Mortgage REIT’s — 4.7%
Redwood Trust, Inc.	1,580,000	23,320,800

Diversified Financials — 3.2%
American Express Co.(a)	675,000	15,687,000

		94,022,250

PARTNERS VALUE FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Health Care — 12.0%

Managed Health Care — 7.0%
WellPoint, Inc.*	455,000	$23,154,950
UnitedHealth Group, Inc.	470,000	11,740,600

		34,895,550
Health Care Equipment & Services — 5.0%
Omnicare, Inc.	575,000	14,812,000
Laboratory Corporation of America Holdings*	150,000	10,168,500

		24,980,500

		59,876,050
Information Technology — 6.5%

Technology Hardware & Equipment — 3.9%
Dell, Inc.*	1,400,000	19,222,000

Software & Services — 2.6%
Microsoft Corp.	550,000	13,073,500

		32,295,500

Materials — 6.0%

Construction Materials — 6.0%
Eagle Materials, Inc.	550,000	13,882,000
Martin Marietta Materials, Inc.	150,000	11,832,000
Vulcan Materials Co.	100,000	4,310,000

		30,024,000

Telecommunication Services — 4.1%

Telecommunication Services — 4.1%
Telephone and Data Systems, Inc. - Special	790,000	20,508,400

Industrials — 2.9%

Industrial Conglomerates — 2.1%
Tyco International Ltd.	400,000	10,392,000

Professional Services — 0.5%
The Corporate Executive Board Co.	120,000	2,491,200

Building Products — 0.3%
USG Corp.*	150,000	1,510,500

		14,393,700

PARTNERS VALUE FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Energy — 1.4%

Energy — 1.4%
XTO Energy, Inc.	180,000	$6,865,200

Total Common Stocks (Cost $538,409,103)		407,919,109

SHORT-TERM SECURITIES — 18.2%

Wells Fargo Advantage Government Money Market Fund-Institutional Class 0.08%(b)	15,844,037	15,844,037
U.S. Treasury Bills, 0.14% to 0.19%, 9/03/09 to 10/22/09(c)	$75,000,000	74,969,350

Total Short-Term Securities (Cost $90,812,280)		90,813,387

Total Investments in Securities (Cost $629,221,383)		498,732,496
Options Written — (0.0%)		(268,750)
Other Liabilities in Excess of Other Assets — (0.1%)		(464,610)

Net Assets — 100.0%		$497,999,136

Net Asset Value Per Share		$13.73

	Expiration date/ Strike price	Shares subject to option	Value

OPTIONS WRITTEN*

Covered Call Options

American Express Co.	July 2009 / $22.50	125,000	$(175,000)
American Express Co.	July 2009 / $25	125,000	(50,000)
American Express Co.	July 2009 / $27.50	275,000	(27,500)
American Express Co.	July 2009 / $30	150,000	(3,750)
Mohawk Industries, Inc.	August 2009 / $50	50,000	(12,500)

Total Options Written (premiums received $2,061,652)			$(268,750)

*	Non-income producing
†	Non-controlled affiliate
#	Illiquid and/or restricted security that has been fair valued.
(a)	Fully or partially pledged on outstanding written options.
(b)	Rate presented represents the annualized 7-day yield at June 30, 2009.
(c)	Interest rates presented represent the yield to maturity at the date of purchase.

PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS — HICKORY FUND

Portfolio Manager: Wallace R. Weitz

The Hickory Fund returned +16.3% in the second calendar quarter, compared to a return of +15.9% for the S&P 500. For the calendar year-to-date, the Fund increased +14.3% compared to a gain of +3.2% for the S&P 500. Liberty Media – Capital (+94%) and Liberty Media – Interactive (+73%) rebounded strongly from depressed levels as liquidity fears waned. Outdoor retailer Cabela’s (+35%) continued to build on its strong gains from the first quarter. Recent addition Corporate Executive Board (+44%) rose as investors re-focused on the company’s strong cash flows and long-term outlook. Coinstar (-18%), on the other hand, gave back some of its first quarter increase, and ACI Worldwide (-26%) declined after a disappointing quarterly earnings report. We bought more of both stocks as our value estimates for the companies remained intact.

Portfolio activity was relatively robust during the quarter, with more selling than buying into the rising stock market. As American Express rallied strongly from its lows, we eliminated the stock from the portfolio to focus on smaller company ideas. We also were able to sell Avon Products much sooner than expected at a 64% gain. We trimmed Berkshire Hathaway to manage the position size, and we reduced the Fund’s exposure to large-cap names WellPoint, UnitedHealth, Lowe’s and News Corp. Finally, we exited the Fund’s small remaining positions in Newcastle Investment Corporation and Tree.com.

We purchased one new stock during the quarter, Strayer Education. Strayer is a terrific, highly profitable business focused on educating working adults, and the company is led by one of our favorite management teams across all industries. We expect Strayer to continue growing its campus footprint, enrollments and operating profits at a rapid yet manageable pace for the next several years. The stock is up materially from our purchase price, and we have written covered call options against the position.

As a result of the sales described above, the Fund’s financial holdings declined from 24% of net assets at the end of March to 18% at the end of June. We also reduced the Fund’s managed care exposure to 6% of net assets. The Fund’s residual cash position rose from 14% to 22% of net assets during the quarter. While Hickory invests in companies of all sizes, the Fund is likely to continue tilting toward smaller companies as our team finds qualifying opportunities.

	Total Returns			Average Annual Total Returns

	3 Mos.	6 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year

Hickory	16.3%	14.3%	-18.7%	-12.3%	-4.2%	-2.3%	8.2%
S&P 500	15.9	3.2	-26.2	-8.2	-2.2	-2.2	6.9
Russell 2000	20.7	2.6	-25.0	-9.9	-1.7	2.4	6.6
Nasdaq Composite	20.3	17.0	-19.1	-4.6	-1.4	-3.2	6.6

See pages 4 and 23 for additional performance disclosures.

FUND PERFORMANCE — HICKORY FUND

(Unaudited)

The following table summarizes performance information for the Hickory Fund as compared to the S&P 500 over the periods indicated.

			Difference
Period Ended	Hickory Fund	S&P 500	Hickory Fund – S&P 500

Dec. 31, 1999	36.7%	21.0%	15.7%
Dec. 31, 2000	–17.2	–9.1	–8.1
Dec. 31, 2001	–4.6	–11.8	7.2
Dec. 31, 2002	–29.3	–22.1	–7.2
Dec. 31, 2003	47.9	28.7	19.2
Dec. 31, 2004	22.6	10.9	11.7
Dec. 31, 2005	–0.2	4.9	–5.1
Dec. 31, 2006	22.8	15.8	7.0
Dec. 31, 2007	–13.1	5.5	–18.6
Dec. 31, 2008	–41.6	–37.0	–4.6
June 30, 2009 (6 months)	14.3	3.2	11.1

10-Year Cumulative Return ended June 30, 2009	–20.5	–20.1	–0.4
10-Year Average Annual Compound Return ended June 30, 2009	–2.3	–2.2	–0.1

This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 1999, through June 30, 2009, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average  annual total return for  the  one, five and  ten year  periods ended  June  30, 2009 was  –18.7%, –4.2% and –2.3%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.31% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE — HICKORY FUND

(Unaudited)

Top Ten Stocks*

Berkshire Hathaway	9.9%
Redwood Trust	5.5
Liberty Media - Interactive	4.3
Liberty Media - Entertainment	4.1
WellPoint	4.0
Liberty Media - Capital	3.5
Liberty Global	3.4
Dell	3.3
Telephone & Data Systems	3.2
Comcast	3.1

44.3%

Industry Sectors*

Consumer Discretionary	31.3%
Financials	17.5
Health Care	9.6
Information Technology	5.3
Telecommunication Services	5.1
Materials	3.5
Industrials	3.4
Energy	2.3
Consumer Staples	0.3
Short-Term Securities/Other	21.7

100.0%

* As of June 30, 2009

Largest Net Purchases and Sales for Quarter Ended June 30, 2009

Net Purchases ($mil)

ConocoPhillips	$1.1
Coinstar	0.9
Corporate Executive Board	0.8
ACI Worldwide	0.6
Liberty Global	0.5

$3.9

Net Sales ($mil)

Cabela’s	$3.3
American Express (eliminated)	3.2
Berkshire Hathaway	2.7
WellPoint	2.4
Lowe’s	1.6
Other (net)	5.3

$18.5

Net Portfolio Sales	$14.6

Largest Net Contributions to Investment Results for Quarter Ended June 30, 2009

Positive ($mil)

Liberty Media - Interactive	$2.8
Liberty Media - Capital	2.6
WellPoint	2.1
Cabela’s	1.7
Dell	1.6
Other (net)	13.1

$23.9

Net Portfolio Gains	$22.3

Negative ($mil)

ACI Worldwide	$(0.8)
Coinstar	(0.6)
Redwood Trust	(0.2)

$(1.6)

HICKORY FUND

Schedule of Investments in Securities June 30, 2009 (Unaudited)

	Shares	Value

COMMON STOCKS — 78.3%

Consumer Discretionary — 31.3%

Broadcasting & Cable TV — 12.9%
Liberty Media Corp. - Entertainment - Series A*	240,000	$6,420,000
Liberty Global, Inc. - Series C*	337,500	5,335,875
Comcast Corp. - CL A Special	345,100	4,865,910
Discovery Communications, Inc.*	110,000	2,480,500
Cumulus Media, Inc. - CL A*	620,000	576,600
CIBL, Inc.* #	1,005	380,895

		20,059,780
Retailing — 8.2%
Liberty Media Corp. - Interactive - Series A*	1,350,000	6,763,500
Cabela’s, Inc. - CL A*	320,000	3,936,000
Lowe’s Companies, Inc.	80,000	1,552,800
Ticketmaster*	80,000	513,600

		12,765,900
Media — 4.5%
Liberty Media Corp. - Capital - Series A*	400,000	5,424,000
News Corp. - CL A	100,000	911,000
The Washington Post Co. - CL B	2,000	704,360

		7,039,360
Consumer Services — 3.2%
Coinstar, Inc.*	160,000	4,272,000
Interval Leisure Group, Inc.*	80,000	745,600

		5,017,600
Consumer Durables & Apparel — 2.1%
Mohawk Industries, Inc.*	89,700	3,200,496

Education Services — 0.4%
Strayer Education, Inc.(a)	3,000	654,330

		48,737,466

Financials — 17.5%

Insurance — 12.0%
Berkshire Hathaway, Inc. - CL A*	140	12,600,000
Berkshire Hathaway, Inc. - CL B*	1,000	2,895,730
Willis Group Holdings Ltd.	125,000	3,216,250

		18,711,980
Mortgage REIT’s — 5.5%
Redwood Trust, Inc.	582,300	8,594,748
Realty Finance Corp.	616,000	33,264

		8,628,012

		27,339,992

HICKORY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Health Care — 9.6%

Managed Health Care — 6.2%
WellPoint, Inc.*	121,200	$6,167,868
UnitedHealth Group, Inc.	140,000	3,497,200

		9,665,068
Health Care Equipment & Services — 3.4%
Omnicare, Inc.	180,000	4,636,800
Laboratory Corporation of America Holdings*	10,000	677,900

		5,314,700

		14,979,768
Information Technology — 5.3%

Technology Hardware & Equipment — 3.4%
Dell, Inc.*	380,000	5,217,400

Software & Services — 1.9%
ACI Worldwide, Inc.*	209,500	2,924,620
Convera Corp.*	310,000	58,900

		2,983,520

		8,200,920
Telecommunication Services — 5.1%

Telecommunication Services — 5.1%
Telephone and Data Systems, Inc. - Special	195,000	5,062,200
LICT Corp.* #	1,005	2,914,500

		7,976,700

Materials — 3.5%

Construction Materials — 3.5%
Eagle Materials, Inc.	130,000	3,281,200
Martin Marietta Materials, Inc.	28,000	2,208,640

		5,489,840

Industrials — 3.4%

Industrial Conglomerates — 1.9%
Tyco International Ltd.	110,000	2,857,800

Professional Services — 1.3%
The Corporate Executive Board Co.	100,000	2,076,000

Building Products — 0.2%
USG Corp.*	30,000	302,100

		5,235,900

HICKORY FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Energy — 2.3%

Energy — 2.3%
ConocoPhillips	70,000	$2,944,200
EOG Resources, Inc.	10,000	679,200

		3,623,400

Consumer Staples — 0.3%

Household & Personal Products — 0.3%
Energizer Holdings, Inc.*	10,000	522,400

Total Common Stocks (Cost $161,704,821)		122,106,386

SHORT-TERM SECURITIES — 21.8%

Wells Fargo Advantage Government Money Market Fund-Institutional Class 0.08%(b)	14,017,050	14,017,050
U.S. Treasury Bills, 0.14% to 0.19%, 9/03/09 to 10/22/09(c)	$20,000,000	19,992,670

Total Short-Term Securities (Cost $34,009,454)		34,009,720

Total Investments in Securities (Cost $195,714,275)		156,116,106
Options Written — (0.0%)		(71,850)
Other Liabilities in Excess of Other Assets — (0.1%)		(125,069)

Net Assets — 100.0%		$155,919,187

Net Asset Value Per Share		$22.93

	Expiration date/ Strike price	Shares subject to option	Value

OPTIONS WRITTEN*

Covered Call Options

Strayer Education, Inc.	July 2009 / $195	3,000	$(71,850)

Total Options Written (premiums received $31,124)

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Fully or partially pledged on outstanding written options.
(b)	Rate presented represents the annualized 7-day yield at June 30, 2009.
(c)	Interest rates presented represent the yield to maturity at the date of purchase.

PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS — PARTNERS III OPPORTUNITY FUND

Portfolio Manager: Wallace R. Weitz

The Partners III Opportunity Fund returned +16.5% in the second calendar quarter, compared to a return of +15.9% for the S&P 500. For the calendar year-to-date, the Fund increased +18.3% compared to a +3.2% gain for the S&P 500. Positive contributions were broad-based as most stocks posted healthy gains during the quarter. Examples included larger companies such as WellPoint (+34%) and Microsoft (+30%), as well as smaller companies such as Liberty Media – Capital (+94%) and Cabela’s (+35%). The Fund’s short position in a Treasury bond exchange traded fund (“ETF”) also helped results. In contrast, the Fund’s other short positions held back returns this quarter after contributing nicely to first quarter results.

While we did not add any new stocks during the quarter, we did make several portfolio adjustments. On the long side, we sold Avon Products at a substantial gain, exited our oil ETF as crude rallied, and eliminated our small remaining position in Newcastle Investment Corporation. We also trimmed several consumer-related names including Cabela’s, Mohawk Industries and Lowe’s as discretionary stocks rallied. On the short side, we closed out our position in the Treasury bond ETF at a gain as prices for government bonds declined (yields rose) during the quarter.

In early May, Liberty Media – Entertainment announced plans to effectively combine with DirecTV in a multi-step transaction. Holders of Liberty Media – Entertainment stock will eventually receive one share of DirecTV stock, representing the bulk of the value, and retain an interest in re-named tracking stock Liberty Starz. As these developments unfolded, we significantly increased our Liberty Media – Entertainment position in two ways. First, we covered our short position in DirecTV as the spread between the two securities more closely reflected the underlying value relationship. Second, we purchased more shares outright, raising the position size to 5% of net assets at quarter end.

The Fund was 78% “net long” at quarter end, with long positions equal to 94% of net assets and short positions equal to 16% of net assets. Even after the strong year-to-date results, we think the long portfolio remains attractively valued. The Fund’s short positions are concentrated in broad-based small and mid-cap stock ETF’s. We did not have any short positions in individual stocks at quarter end.

	Total Returns			Average Annual Total Returns

	3 Mos.	6 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year

Partners III	16.5%	18.3%	-8.1%	-7.9%	-1.7%	4.6%	10.9%	11.0%	12.3%
S&P 500	15.9	3.2	-26.2	-8.2	-2.2	-2.2	6.9	7.8	10.1
Russell 2000	20.7	2.6	-25.0	-9.9	-1.7	2.4	6.6	N/A	N/A
Nasdaq Composite	20.3	17.0	-19.1	-4.6	-1.4	-3.2	6.6	7.5	8.5

See pages 4 and 29 for additional performance disclosures.

FUND PERFORMANCE — PARTNERS III OPPORTUNITY FUND

(Unaudited)

The following table summarizes performance information for the Partners III Opportunity Fund (“Partners III”) and its predecessor, Weitz Partners III-Limited Partnership (the “Partnership”).

Period Ended	Partners III	S&P 500	Difference Partners III – S&P 500

Dec. 31, 1999	10.6%	21.0%	–10.4%
Dec. 31, 2000	32.4	–9.1	41.5
Dec. 31, 2001	6.6	–11.8	18.4
Dec. 31, 2002	–16.1	–22.1	6.0
Dec. 31, 2003	42.6	28.7	13.9
Dec. 31, 2004	22.1	10.9	11.2
Dec. 31, 2005	–0.7	4.9	-5.6
Dec. 31, 2006	20.4	15.8	4.6
Dec. 31, 2007	–12.9	5.5	–18.4
Dec. 31, 2008	–34.4	–37.0	2.6
June 30, 2009 (6 months)	18.3	3.2	15.1

10-Year Cumulative Return ended June 30, 2009	56.3	–20.1	76.4
10-Year Average Annual Compound Return ended June 30, 2009	4.6	–2.2	6.8

This chart depicts the change in the value of a $10,000 investment in Partners III for the period March 31, 1999, through June 30, 2009 as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The average annual total return of Partners III for the one, five and ten year periods ended June 30, 2009 was –8.1%, –1.7% and 4.6%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.82% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in Partners III will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of Partners III is measured from June 1, 1983, the inception of the Partnership. As of December 30, 2005, Partners III succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of Partners III are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before Partners III became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnerships’s performance might have been adversely affected.

PORTFOLIO PROFILE — PARTNERS III OPPORTUNITY FUND

(Unaudited)

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	12.8%	Consumer Discretionary	33.6%
Redwood Trust	6.4	Financials	23.6
Liberty Media - Entertainment	5.1	Information Technology	10.8
Liberty Media - Interactive	4.7	Health Care	9.3
WellPoint	4.3	Industrials	5.2
Liberty Media - Capital	3.7	Materials	4.3
Microsoft	3.6	Energy	3.6
Liberty Global	3.5	Telecommunication Services	2.9
Comcast	3.2	Corporate Bonds	1.0

Dell	3.0	Total Long Positions	94.3

	50.3%	Securities Sold Short	(16.5)

		Net Long Positions	77.8
		Short Proceeds/Other	22.2

			100.0%

* Percentage of net assets as of June 30, 2009

Largest Net Purchases and Sales for Quarter Ended June 30, 2009

Net Purchases ($mil)		Net Sales ($mil)

Short Positions	$3.2	Cabela’s	$3.0
Liberty Media - Entertainment	1.6	Berkshire Hathaway	2.7
ConocoPhillips	1.5	WellPoint	2.2
Liberty Media - Interactive	1.5	Mohawk Industries	2.1
Liberty Global	1.3	Lowe’s	1.4

	$9.1	Other (net)	3.4

			$14.8

		Net Portfolio Sales	$5.7

Largest Net Contributions to Investment Results for Quarter Ended June 30, 2009

Positive ($mil)		Negative ($mil)

Liberty Media - Capital	$3.3	Short Positions	$(4.3)
Liberty Media - Interactive	3.2	Coinstar	(0.7)
WellPoint	2.5	ACI Worldwide	(0.6)
American Express	2.4	Redwood Trust	(0.1)
Cabela’s	2.0	Intelligent Systems	(0.1)

Other (net)	18.6		$(5.8)

	$32.0

Net Portfolio Gains	$26.2

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities June 30, 2009 (Unaudited)

	Shares	Value

COMMON STOCKS — 93.3%

Consumer Discretionary — 33.6%

Broadcasting & Cable TV — 13.9%
Liberty Media Corp. - Entertainment - Series A* (a)	350,000	$9,362,500
Liberty Global, Inc. - Series C* (a)	410,700	6,493,167
Comcast Corp. - CL A Special	423,325	5,968,883
Discovery Communications, Inc.*	150,000	3,382,500
Cumulus Media, Inc. - CL A*	485,600	451,608

		25,658,658
Retailing — 8.7%
Liberty Media Corp. - Interactive - Series A* (a)	1,750,000	8,767,500
Cabela’s, Inc. - CL A* (a)	400,000	4,920,000
Lowe’s Companies, Inc.	100,000	1,941,000
Ticketmaster*	60,000	385,200

		16,013,700
Media — 6.0%
Liberty Media Corp. - Capital - Series A* (a)	500,000	6,780,000
News Corp. - CL A	280,000	2,550,800
The Washington Post Co. - CL B(a)	5,000	1,760,900

		11,091,700
Consumer Services — 3.3%
Coinstar, Inc.*	190,000	5,073,000
Interval Leisure Group, Inc.*	120,000	1,118,400

		6,191,400
Consumer Durables & Apparel — 1.7%
Mohawk Industries, Inc.* (a)	89,700	3,200,496

		62,155,954
Financials — 23.6%

Insurance — 14.7%
Berkshire Hathaway, Inc. - CL B* (a)	6,000	17,374,380
Berkshire Hathaway, Inc. - CL A* (a)	70	6,300,000
Willis Group Holdings Ltd.	135,000	3,473,550

		27,147,930
Mortgage REIT’s — 6.4%
Redwood Trust, Inc.(a)	800,000	11,808,000
Realty Finance Corp.	102,200	5,519

		11,813,519
Diversified Financials — 2.5%
American Express Co.(a)	200,000	4,648,000

		43,609,449

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Information Technology — 10.8%

Software & Services — 7.6%
Microsoft Corp.	280,000	$6,655,600
Google, Inc. - CL A* (a)	8,000	3,372,720
ACI Worldwide, Inc.*	178,815	2,496,257
eBay, Inc.*	50,000	856,500
Intelligent Systems Corp.* # †	881,999	657,089
Intelligent Systems Corp. - Rights, expiration date 7/17/09* # †	881,999	39,690
Convera Corp.*	280,000	53,200

		14,131,056
Technology Hardware & Equipment — 3.2%
Dell, Inc.*	410,000	5,629,300
Continental Resources* #	700	280,000

		5,909,300

		20,040,356
Health Care — 9.3%

Managed Health Care — 6.5%
WellPoint, Inc.* (a)	155,000	7,887,950
UnitedHealth Group, Inc.	170,000	4,246,600

		12,134,550
Health Care Equipment & Services — 2.8%
Omnicare, Inc.(a)	200,000	5,152,000

		17,286,550

Industrials — 5.2%

Transportation — 2.2%
Burlington Northern Santa Fe Corp.	55,000	4,044,700

Industrial Conglomerates — 1.8%
Tyco International Ltd.	130,000	3,377,400

Professional Services — 1.1%
The Corporate Executive Board Co.	100,000	2,076,000

Building Products — 0.1%
USG Corp.*	20,000	201,400

		9,699,500

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Materials — 4.3%

Construction Materials — 4.3%
Eagle Materials, Inc.	190,000	$4,795,600
Martin Marietta Materials, Inc.	40,000	3,155,200

		7,950,800

Energy — 3.6%

Energy — 3.6%
ConocoPhillips	110,000	4,626,600
XTO Energy, Inc.(a)	35,000	1,334,900
EOG Resources, Inc.	10,000	679,200

		6,640,700

Telecommunication Services — 2.9%

Telecommunication Services — 2.9%
Telephone and Data Systems, Inc. - Special(a)	210,000	5,451,600

Total Common Stocks (Cost $201,199,056)		172,834,909

CORPORATE BONDS — 1.0%

Mohawk Industries, Inc. 6.25% 1/15/11 (Cost $1,803,396)	$2,000,000	1,945,350

SHORT-TERM SECURITIES — 4.6%

Wells Fargo Advantage Government Money Market Fund – Institutional Class 0.08%(b) (Cost $8,504,059)	8,504,059	8,504,059

Total Investments in Securities (Cost $211,506,511)		183,284,318
Due From Broker(a) — 17.5%		32,377,676
Securities Sold Short — (16.4%)		(30,322,400)
Options Written — (0.1%)		(203,750)
Other Assets Less Other Liabilities — 0.1%		121,515

Net Assets — 100.0%		$185,257,359

Net Asset Value Per Share		$7.29

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

SECURITIES SOLD SHORT — (16.4%)

Ishares Dow Jones U.S. Real Estate Fund	60,000	$(1,940,400)
Ishares Russell 2000 Fund	220,000	(11,211,200)
Ishares Russell 2000 Value Fund	200,000	(9,306,000)
Ishares Russell Midcap Fund	120,000	(7,864,800)

Total Securities Sold Short (proceeds $51,256,859)		$(30,322,400)

	Expiration date/ Strike price			Shares subject to option	Value

OPTIONS WRITTEN*

Covered Call Options

American Express Co.	July 2009	/	$22.50	100,000	$(140,000)
American Express Co.	July 2009	/	$25	50,000	(20,000)
American Express Co.	July 2009	/	$27.50	50,000	(5,000)
XTO Energy, Inc.	August 2009	/	$40	20,000	(32,000)
XTO Energy, Inc.	August 2009	/	$45	15,000	(6,750)

Total Options Written (premiums received $714,778)					$(203,750)

*	Non-income producing
†	Non-controlled affiliate
#	Illiquid and/or restricted security that has been fair valued.
(a)	Fully or partially pledged as collateral on securities sold short and outstanding written options.
(b)	Rate presented represents the annualized 7-day yield at June 30, 2009.

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PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS — BALANCED FUND

Portfolio Manager: Bradley P. Hinton

The Balanced Fund had a strong second calendar quarter with a +14.0% return compared to a +10.2% return for the Blended Index. For the calendar year-to-date, the Fund increased +12.9% compared to a +2.6% gain for the Blended Index. Positive contributions were broad-based as most stocks posted healthy gains during the quarter. The Fund’s corporate bonds also delivered solidly positive returns. A few stocks such as American Express (+73%) and Liberty Media – Interactive (+73%) rebounded from very depressed trading levels as worst-case fears about liquidity abated. Several lower profile companies such as Discovery Communications (+41%), Diageo (+28%) and XTO Energy (+25%) also enjoyed nice increases. While Coinstar (-18%) gave back part of its first quarter gains, we think it remains among the Fund’s more predictable businesses and cheaper holdings.

We bought Strayer Education and Apollo Group when for-profit education stocks dropped on concerns about increasing regulatory headwinds. Strayer is a terrific, highly profitable business focused on educating working adults, and the company is led by one of our favorite management teams across all industries. We expect Strayer to continue growing its campus footprint, enrollments and operating profits at a rapid yet manageable pace for the next several years. While the business is first class, the stock is up materially from our purchase price so we have written covered call options against the position. We have owned industry leader Apollo off and on for several years, and we purchased the stock again in early May when it dipped back under the $60 level. The company continues to post strong operating results, yet the stock trades at a significant discount to our value estimate.

We also initiated small positions in Potash Corporation of Saskatchewan and Interval Leisure. Potash Corp. is the world’s largest producer of potash, an essential fertilizer mineral with a distinctive industry structure. Economically viable potash is a scarce resource with very high barriers to entry, a small number of concentrated suppliers, and attractive longer-term global demand characteristics. These factors may give the industry pricing power, and we expect low-cost producer Potash Corp. to generate increasing returns on capital and earnings per share over our multi-year investing horizon. Interval Leisure is a time-share exchange network that was spun out of Barry Diller’s InterActiveCorp last year. Everything related to travel is out of favor, but Interval provides a unique marketplace that generates stable revenues using little capital even in tough times. The stock trades cheaply based on the company’s expected earnings during the downturn, and on the upside Interval has very strong growth potential in a recovery.

We exited a few positions during the quarter as well. We realized substantial gains in Avon Products and Corporate Executive Board very quickly, while we sold Liberty Media – Entertainment and Tyco International to focus on cheaper alternatives. We also trimmed several holdings to manage position sizes. Examples include Mohawk Industries, WellPoint, Cabela’s and Microsoft. The Fund’s resulting asset allocation at quarter end is 56% stocks and 44% bonds and short-term securities.

On the fixed-income side we purchased Markel Corporation and Dell bonds, bringing the Fund’s corporate bond exposure to 12% of net assets. As the quarter unfolded, we found fewer corporate bond opportunities as increasing demand pushed up prices. Mortgage-backed securities now account for less than 15% of net assets due largely to a pickup in prepayments during the quarter. We continue to avoid Treasury securities at current price levels, and cash reserves now represent 15% of net assets.

	Total Returns*			Average Annual Total Returns*

	3 Mos	6 Mos.	1 Year	3 Year	5 Year	Since Inception

Balanced Fund	14.0%	12.9%	-6.9%	-4.6%	-0.1%	1.0%
Blended Index†#	10.2	2.6	-13.6	-2.5	0.5	2.0
S&P 500#	15.9	3.2	-26.2	-8.2	-2.2	0.6
Barclays Capital Intermediate U.S. Government/Credit Index#	1.7	1.6	5.3	6.1	4.6	4.0

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.18% of the Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Fund inception date: October 1, 2003. All performance numbers assume reinvestment of dividends.
†

The Blended Index reflects an unmanaged portfolio of 60% of the S&P 500, which is an unmanaged index of common stock prices, and 40% of the Barclays Capital Intermediate U.S. Government/Credit Index, which is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years.

#	Index performance is hypothetical and is for illustrative purposes only.

PORTFOLIO PROFILE — BALANCED FUND

(Unaudited)

Top Ten Stocks*

Berkshire Hathaway	3.9%
Comcast	2.4
Laboratory Corp. of America	2.3
Martin Marietta Materials	2.2
Coinstar	2.2
Redwood Trust	2.1
United Parcel Service	2.1
Microsoft	2.0
Liberty Global	2.0
Telephone & Data Systems	2.0

23.2%

Industry Sectors*

Consumer Discretionary	19.4%
Financials	8.9
Health Care	7.4
Materials	5.1
Information Technology	3.8
Consumer Staples	3.7
Energy	3.1
Industrials	2.1
Telecommunication Services	2.0

Total Common Stocks	55.5%

Short-Term Securities/Other	15.3%
Mortgage-Backed Securities	14.8
Corporate Bonds	12.3
U.S. Treasury	1.6
Taxable Municipal Bonds	0.5

Total Bonds & Short-Term Securities	44.5%

* As of June 30, 2009

Largest Net Contributions to Investment Results for Quarter Ended June 30, 2009

Positive (000’s)

Discovery Communications	$433
American Express	419
WellPoint	411
Liberty Media - Interactive	401
Microsoft	392
Other (net)	5,639

$7,695

Net Portfolio Gains	$7,440

Negative (000’s)

Coinstar	$(214)
Wal-Mart	(41)

$(255)

BALANCED FUND

Schedule of Investments in Securities June 30, 2009 (Unaudited)

	Shares	Value

COMMON STOCKS — 55.5%

Consumer Discretionary — 19.4%

Broadcasting & Cable TV — 6.2%
Comcast Corp. - CL A Special	100,000	$1,410,000
Liberty Global, Inc. - Series C*	75,000	1,185,750
Discovery Communications, Inc.*	50,000	1,127,500

		3,723,250
Retailing — 3.7%
Liberty Media Corp. - Interactive - Series A*	190,000	951,900
Cabela’s, Inc. - CL A*	65,000	799,500
Ticketmaster*	70,000	449,400

		2,200,800
Media — 3.1%
The Washington Post Co. - CL B	2,000	704,360
News Corp. - CL A	75,000	683,250
Liberty Media Corp. - Capital - Series A*	35,000	474,600

		1,862,210
Consumer Services — 3.0%
Coinstar, Inc.*	50,000	1,335,000
Interval Leisure Group, Inc.*	50,000	466,000

		1,801,000
Education Services — 2.3%
Apollo Group, Inc. - CL A*	10,000	711,200
Strayer Education, Inc.(a)	3,000	654,330

		1,365,530
Consumer Durables & Apparel — 1.1%
Mohawk Industries, Inc.*	18,000	642,240

		11,595,030

Financials — 8.9%

Insurance — 5.2%
Berkshire Hathaway, Inc. - CL B*	800	2,316,584
Willis Group Holdings Ltd.	30,000	771,900

		3,088,484
Mortgage REIT’s — 2.1%
Redwood Trust, Inc.	85,000	1,254,600

Diversified Financials — 1.6%
American Express Co.(a)	42,000	976,080

		5,319,164

BALANCED FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Health Care — 7.4%

Health Care Equipment & Services — 4.0%
Laboratory Corporation of America Holdings*	20,000	$1,355,800
Omnicare, Inc.	40,000	1,030,400

		2,386,200
Managed Health Care — 3.4%
WellPoint, Inc.*	22,500	1,145,025
UnitedHealth Group, Inc.	35,000	874,300

		2,019,325

		4,405,525
Materials — 5.1%

Construction Materials — 4.6%
Martin Marietta Materials, Inc.	17,000	1,340,960
Eagle Materials, Inc.	37,000	933,880
Vulcan Materials Co.	11,000	474,100

		2,748,940
Fertilizers & Agricultural Chemicals — 0.5%
Potash Corporation of Saskatchewan, Inc.	3,500	325,675

		3,074,615

Information Technology — 3.8%

Software & Services — 2.0%
Microsoft Corp.	50,000	1,188,500

Technology Hardware & Equipment — 1.8%
Dell, Inc.*	80,000	1,098,400

		2,286,900

Consumer Staples — 3.7%

Food Beverage & Tobacco — 1.9%
Diageo PLC - Sponsored ADR	20,000	1,145,000

Hypermarkets & Super Centers — 1.0%
Wal-Mart Stores, Inc.	12,000	581,280

Household & Personal Products — 0.8%
The Procter & Gamble Co.	10,000	511,000

		2,237,280

BALANCED FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Energy — 3.1%

Energy — 3.1%
XTO Energy, Inc.	25,000	$953,500
EOG Resources, Inc.	4,500	305,640
ConocoPhillips	5,000	210,300
Devon Energy Corp.	3,500	190,750
Apache Corp.	2,500	180,375

		1,840,565

Industrials — 2.1%

Transportation — 2.1%
United Parcel Service, Inc.	25,000	1,249,750

Telecommunication Services — 2.0%

Telecommunication Services — 2.0%
Telephone and Data Systems, Inc. - Special	45,000	1,168,200

Total Common Stocks (Cost $39,787,090)		33,177,029

CORPORATE BONDS — 12.3%

American Express Credit Corp. 7.3% 8/20/13	$650,000	676,409
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	300,000	309,403
Comcast Corp.
6.5% 1/15/15	300,000	318,575
4.95% 6/15/16	193,000	189,595
Dell, Inc. 5.625% 4/15/14	250,000	264,305
Host Hotels & Resorts LP 6.875% 11/01/14	500,000	452,500
JP Morgan Chase & Co. 4.75% 5/01/13	100,000	101,357
Level 3 Financing, Inc. 9.25% 11/01/14	750,000	618,750
Liberty Media LLC 5.7% 5/15/13	750,000	652,500
Markel Corp. 6.8% 2/15/13	300,000	297,027
Martin Marietta Materials, Inc. 6.6% 4/15/18	400,000	380,914
Mohawk Industries, Inc. 6.25% 1/15/11	400,000	389,070
Texas Industries, Inc. 7.25% 7/15/13(e)	250,000	227,500
Time Warner Cable, Inc.
5.4% 7/02/12	250,000	258,577
7.5% 4/01/14	120,000	132,324

BALANCED FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

CORPORATE BONDS (Continued)

USG Corp. 6.3% 11/15/16	$800,000	$596,000
WellPoint, Inc. 6.0% 2/15/14	250,000	254,855
Wells Fargo & Co.
3.98% 10/29/10	250,000	254,812
4.375% 1/31/13	750,000	757,078
Willis North America, Inc. 6.2% 3/28/17	250,000	221,723

Total Corporate Bonds (Cost $6,866,483)		7,353,274

MORTGAGE-BACKED SECURITIES — 14.8%(d)

Federal Home Loan Mortgage Corporation — 7.5%

Collateralized Mortgage Obligations — 7.5%
2548 CL HB — 4.5% 2010 (0.4 years)	750,000	760,632
2665 CL WY — 4.5% 2027 (0.4 years)	426,659	431,033
3028 CL MB — 5.0% 2026 (0.7 years)	257,991	264,293
2975 CL OD — 5.5% 2027 (1.1 years)	800,000	827,714
2926 CL AB — 5.0% 2019 (1.6 years)	573,521	598,880
2542 CL LD — 5.0% 2022 (1.6 years)	704,177	734,176
2831 CL AB — 5.0% 2018 (1.9 years)	230,388	240,716
2627 CL LE — 3.0% 2017 (2.3 years)	644,768	651,093

		4,508,537

Federal National Mortgage Association — 5.8%

Collateralized Mortgage Obligations — 5.8%
2003-87 CL TG — 4.5% 2014 (0.3 years)	330,532	332,965
2002-55 CL VA — 5.5% 2013 (0.6 years)	205,403	209,915
2003-4 CL PD — 5.0% 2016 (0.9 years)	644,001	660,853
2005-59 CL PB — 5.5% 2028 (1.4 years)	650,000	673,493
2003-83 CL VA — 5.5% 2014 (1.8 years)	241,000	252,972
2002-91 CL QG — 5.0% 2018 (3.6 years)	750,000	791,015
2003-9 CL DB — 5.0% 2018 (4.6 years)	500,000	530,705

		3,451,918

Non-Government Agency — 1.5%

Collateralized Mortgage Obligations — 1.5%
CDMC 2003-7P CL A4 — 3.39% 2017 (Adjustable Rate) (1.8 years)(e)	679,618	616,306
Chase 2004-S1 CL A6 — 4.5% 2019 (3.9 years)	296,437	260,508

		876,814

Total Mortgage-Backed Securities (Cost $8,584,659)		8,837,269

BALANCED FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

TAXABLE MUNICIPAL BONDS — 0.5%

University of California 4.85% 5/15/13 (Cost $298,429)	$300,000	$316,482

U.S. TREASURY — 1.6%

U.S. Treasury Inflation-Indexed Note 1.375% 7/15/18 (Cost $896,392)	988,790	960,671

SHORT-TERM SECURITIES — 15.1%

Wells Fargo Advantage Government Money Market Fund-
Institutional Class 0.08%(b)	2,040,498	2,040,498
U.S. Treasury Bills, 0.14% to 0.18%, 9/03/09 to 9/24/09(c)	$7,000,000	6,997,795

Total Short-Term Securities (Cost $9,038,139)		9,038,293

Total Investments in Securities (Cost $65,471,192)		59,683,018
Options Written — (0.1%)		(35,840)
Other Assets Less Other Liabilities — 0.3%		185,564

Net Assets — 100.0%		$59,832,742

Net Asset Value Per Share		$8.76

	Expiration date/ Strike price	Shares subject to option	Value

OPTIONS WRITTEN*

Covered Call Options

American Express Co.	July 2009 / $27.50	1,400	$(140)
Strayer Education, Inc.	August 2009 / $220	3,000	(35,700)

Total Options Written (premiums received $47,029)			$(35,840)

*	Non-income producing
(a)	Fully or partially pledged on outstanding written options.
(b)	Rate presented represents the annualized 7-day yield at June 30, 2009.
(c)	Interest rates presented represent the yield to maturity at the date of purchase.
(d)	Number of years indicated represents estimated average life of mortgage-backed securities.
(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

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PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS — NEBRASKA TAX-FREE INCOME FUND

Portfolio Manager: Thomas D. Carney

The Nebraska Tax-Free Fund returned +1.1% in the second calendar quarter, compared to a +0.8% return for the Barclays Capital 5-Year Municipal Bond Index, our Fund’s primary benchmark. As a reminder, our investment objective is not to mimic any particular index as we construct our portfolio. Our goal is to invest in a portfolio of bonds of varying maturities that we believe represent attractive risk and tax-adjusted opportunities that will generate reasonable returns over time.

Municipal bonds performed reasonably well in the quarter, generating coupon income returns with modest price appreciation (our portfolio included). The good municipal bond performance is particularly noteworthy given the decline in prices (yields rose) of U.S. Treasury bonds. This divergence in returns resulted in a further correction of the yield anomaly that had persisted since the fourth quarter of 2008 between municipal and U.S. Treasury bonds. At June 30 municipal bond yields were approximately equal to those of Treasury bonds of similar maturities, still unusual by historic standards given the tax-advantaged income status of municipal bonds (municipal bond income is exempt from federal income tax). This is down from last year, however, when fear-induced and forced selling sent municipal bond yields to twice that of their taxable U.S. Treasury counterparts.

Investment activity in our Fund was modest during the quarter. We added to existing high quality positions in Nebraska Public Power District revenue bonds, backed by Nebraska’s largest electric utility, and Omaha Public Facilities Lease revenue bonds, backed by a pledge of cash rental payments by the city of Omaha.

We also initiated a new position in the bonds of the Greater Orlando Aviation Authority of Florida. These senior revenue bonds are principally supported by landing fees and terminal rents paid by airlines flying in and out of the airport and concession business conducted at the airport. Orlando is a prime convention and tourism destination. It ranks second nationally in market share for conventions and is the home of numerous theme parks and resorts, principally Walt Disney World. Concerns about the economy allowed us to purchase bonds issued by this high-rated, well-run airport at an attractive yield that should generate reasonable-to-good returns for our Fund over time. As a reminder, we can invest up to 20% of Fund net assets in municipal bonds outside the state of Nebraska. When doing so we strive to achieve diversification benefits and increase the Fund’s yield when compared to Nebraska municipal bond alternatives.

The average duration of our Fund declined to 3.9 from 4.1 years in the previous quarter and the average maturity fell to 7.5 from 8.1 years. Overall asset quality of our portfolio remains high, with a weighted average credit score or rating of AA-. In addition, we continue to maintain a practical liquidity position that should allow us to take advantage of any further opportunities in the marketplace.

	Total Return*	Average Annual Total Returns*

	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year

Nebraska Tax-Free Income Fund**	4.6%	3.9%	3.7%	4.2%	4.7%	5.1%
Barclays Capital 5-Year Municipal Bond Index#	7.7	5.7	4.4	4.9	5.1	5.7

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 0.79% of the Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	All performance numbers assume reinvestment of dividends and/or income.

**

Performance of the Nebraska Tax-Free Income Fund (the “Fund”) is measured from October 1, 1985, the inception of Weitz Income Partners Limited Partnership (the “Partnership”). As of December 29, 2006, the Fund succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

#	Index performance is hypothetical and is for illustrative purposes only.

PORTFOLIO PROFILE — NEBRASKA TAX-FREE INCOME FUND

(Unaudited)

State Breakdown

Nebraska	78.1%
Illinois	3.8
Florida	1.6
Commonwealth of Puerto Rico	1.6
Washington	1.6
District of Columbia	1.4
Missouri	1.2
Alaska	0.8
Texas	0.5
Minnesota	0.1
Short-Term Securities/Other	9.3

100.0%

Sector Breakdown

Power	20.8%
Hospital	15.6
Higher Education	13.0
Water/Sewer	9.2
General	4.7
Airport/Transportation	3.4
Lease Revenue	2.0
Housing	1.6

Total Revenue	70.3

City/Subdivision	6.7
School District	5.9
State/Commonwealth	4.0
County	1.6

Total General Obligation	18.2

Escrow/Pre-Refunded	2.2
Short-Term Securities/Other	9.3

100.0%

Financial Attributes

Average Maturity	7.5 years
Average Duration	3.9 years
Average Coupon	4.4%
Average Rating	AA-
30-Day SEC Yield at 6-30-09	2.9%
Income from municipals exempt from federal and Nebraska income taxes	Approx. 80%
Income subject to alternative minimum tax	Less than 7%

NEBRASKA TAX-FREE INCOME FUND

Schedule of Investments in Securities June 30, 2009 (Unaudited)

	Principal amount	Value

MUNICIPAL BONDS — 90.7%

Alaska — 0.8%
University of Alaska, University Revenue, Series J, FSA Insured, 5.0%, 10/01/17	$500,000	$501,505

District of Columbia — 1.4%
Metropolitan Washington D.C., Airports Authority, Revenue, Refunding, Series 1999A, AMT, 5.25%, 10/01/16	900,000	910,665

Florida — 1.6%
Greater Orlando, Aviation Authority, Revenue, Series 2009A AMT, 6.0%, 10/01/16	1,000,000	1,042,330

Illinois — 3.8%
Cook County, General Obligation, Refunding, Series A, 5.0%, 11/15/16	1,000,000	1,012,820
Illinois Finance Authority, Revenue, Series 2009A, Northwestern Memorial Hospital, 5.0%, 8/15/17	245,000	258,017
Illinois Health Facility Authority, Revenue, Series A, Evangelical Hospital Corp., Escrowed to Maturity, 6.75%, 4/15/12	120,000	126,005
Illinois State, General Obligation, FGIC Insured, 5.0%, 3/01/19	500,000	506,130
Illinois State, Sales Tax Revenue, Series Z, 5.0%, 6/15/19	500,000	506,120

		2,409,092
Minnesota — 0.1%
Minnesota State Housing Financial Agency, Single Family Mortgage, Series D, 6.0%, 1/01/16	25,000	25,045

Missouri — 1.2%
Joplin, Industrial Development Authority, Revenue, Series A, Catholic Health Initiatives, 5.125%, 12/01/15	750,000	752,970

Nebraska — 78.1%
Adams County, Hospital Authority #1, Revenue, Mary Lanning Memorial Hospital Project, Radian Insured
4.25%, 12/15/16	250,000	249,205
4.4%, 12/15/17	250,000	249,052
5.3%, 12/15/18	700,000	698,131
Blair, Water System Revenue, Bond Anticipation Notes, AMT
Series A, 4.5%, 6/15/12	500,000	505,595
Series B, 4.65%, 6/15/12	500,000	504,835
Douglas County, Educational Facility Revenue, Series A, Creighton University Project, FGIC Insured, 3.5%, 9/01/12	255,000	263,191

NEBRASKA TAX-FREE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

Nebraska — 78.1% (continued)
Douglas County, Hospital Authority #1, Revenue, Refunding,
Alegent Health - Immanuel, AMBAC Insured, 5.125%, 9/01/17	$250,000	$237,670
Quality Living Inc. Project, 4.7%, 10/01/17	255,000	196,541
Douglas County, Hospital Authority #2, Revenue,
Boys Town Project, 4.75%, 9/01/28	500,000	460,610
Children’s Hospital Obligated Group, 5.25%, 8/15/20	1,000,000	1,013,130
Children’s Hospital Obligated Group, 5.5%, 8/15/21	1,000,000	1,020,410
Lakeside Village Project, 5.125%, 12/15/22	500,000	438,200
Nebraska Medical Center Project, 5.0%, 11/15/14	380,000	393,604
Nebraska Medical Center Project, 5.0%, 11/15/15	295,000	302,835
Douglas County, Hospital Authority #3, Revenue, Refunding,
Nebraska Methodist Health System, 5.5%, 11/01/18	500,000	506,885
Douglas County, Millard School District #17, Refunding,
FSA Insured, 4.0%, 11/15/13	500,000	536,075
4.0%, 6/15/17	750,000	776,970
Douglas County, Ralston Public School District #54, FSA Insured,
5.125%, 12/15/21	500,000	518,975
5.2%, 12/15/26	500,000	506,300
Douglas County, Sanitary & Improvement District #206,
Eldorado/Farmington, 5.75%, 12/01/14	195,000	191,790
Douglas County, Zoo Facility Revenue, Refunding, Omaha’s
Henry Doorly Zoo Project,
4.2%, 9/01/16	600,000	597,984
4.75%, 9/01/17	200,000	203,734
Gage County, Hospital Authority #1, Revenue, Beatrice Community
Hospital & Health Project, 5.35%, 5/01/19	500,000	499,985
Grand Island, Electric Revenue, MBIA Insured,
5.0%, 8/15/14	500,000	528,710
5.125%, 8/15/16	500,000	529,925
Grand Island, Public Safety, Tax Anticipation Bonds, AMBAC
Insured, 4.1%, 9/01/14	480,000	487,445
Grand Island, Sanitary Sewer Revenue, Refunding, FSA Insured,
3.3%, 4/01/13	870,000	892,933
3.45%, 4/01/14	650,000	664,215
Hastings, Electric System Revenue, Refunding, FSA Insured, 5.0%, 1/01/19	750,000	773,040
Lancaster County, Hospital Authority #1, Revenue, Refunding, Bryan LGH Medical Center,
4.0%, 6/01/10	380,000	385,122
Series A, 5.0%, 6/01/16	500,000	515,365
Series A, 5.0%, 6/01/17	500,000	513,800
Series B-2, LOC - U.S. Bank, 0.33%, 6/01/31 (Variable Rate Demand Note)	250,000	250,000

NEBRASKA TAX-FREE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

Nebraska — 78.1% (continued)
Lincoln, Airport Authority Revenue, Refunding, 5.2%, 7/01/19	$200,000	$200,100
Lincoln, Electric System Revenue, Refunding,
5.0%, 9/01/10	500,000	525,180
5.0%, 9/01/18	1,000,000	1,083,780
Lincoln, General Obligation, Highway Allocation Fund, 4.0%, 5/15/23	1,000,000	1,004,980
Lincoln, Parking Revenue, Refunding, Series A, 5.375%, 8/15/14	250,000	251,220
Lincoln, Sanitary Sewer Revenue, Refunding, MBIA Insured, 5.0%, 6/15/16	885,000	956,942
Lincoln, Water Revenue, 5.0%, 8/15/22	800,000	814,768
Municipal Energy Agency of Nebraska, Power Supply System Revenue,
Refunding, Series A, BHAC Insured, 5.0%, 4/1/20	500,000	547,210
NEBHELP, Inc., Revenue, Series A-5A, AMT, 6.2%, 6/01/13	290,000	299,315
Nebraska Educational Financial Authority, Revenue, Refunding,
Hastings College Project, 5.05%, 12/01/23	500,000	467,845
Nebraska Wesleyan University Project, Radian Insured,
5.15%, 4/01/22	1,000,000	911,580
Nebraska Educational Telecommunications Commission,
Revenue, DTV Project, 6.0%, 2/01/10	310,000	318,088
Nebraska Investment Financial Authority, Revenue, Series A,
Drinking Water State Revolving Fund, 5.15%, 1/01/16	200,000	201,208
Nebraska Investment Financial Authority, Health Facility Revenue,
Hospital Revenue, Great Plains Regional Medical Center
Project, Radian Insured, 5.0%, 11/15/14	250,000	256,530
Hospital Revenue, Great Plains Regional Medical Center
Project, Radian Insured, 5.45%, 11/15/17	455,000	458,089
Nebraska Investment Financial Authority, Single Family
Housing Revenue, Series C, AMT
4.05%, 3/01/12	280,000	282,372
4.05%, 9/01/12	335,000	337,486
4.125%, 3/01/13	370,000	372,464
Nebraska Public Power District, Revenue,
Series B, 5.0%, 1/01/15	885,000	965,721
Series B-2, 5.0%, 1/01/16	1,000,000	1,073,970
Series B, 5.0%, 1/01/18	800,000	857,776
Series B, 5.0%, 1/01/21	1,000,000	1,037,370
Nebraska State Colleges Facility Corp., Deferred Maintenance
Revenue, MBIA Insured,
4.25%, 7/15/15	405,000	424,104
5.0%, 7/15/16	200,000	215,856
4.0%, 7/15/17	200,000	201,218
Nebraska Utilities Corp., Revenue, University of Nebraska Lincoln Project, 5.25%, 1/01/19	750,000	787,620
Omaha, Douglas County, General Obligation, Public Building Commission, 5.1%, 5/01/20	750,000	777,218

NEBRASKA TAX-FREE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

Nebraska — 78.1% (continued)
Omaha, General Obligation, Refunding,
3.75%, 6/01/14	$1,000,000	$1,076,240
5.25%, 10/15/19	250,000	287,453
Omaha, Public Facilities Corp., Lease Revenue,
Series C, Rosenblatt Stadium Project, 3.9%, 10/15/17	235,000	241,070
Series C, Rosenblatt Stadium Project, 3.95%, 10/15/18	240,000	243,746
Series 2009, Omaha Baseball Stadium Project, 5.0%, 6/01/23	770,000	812,997
Omaha Public Power District, Electric Revenue,
Series A, 4.3%, 2/01/12, Pre-Refunded 2/01/10 @ 100	500,000	511,470
Series A, 5.0%, 2/01/17, Pre-Refunded 2/01/10 @ 100	400,000	410,816
Series A, Escrowed to Maturity, 7.625%, 2/01/12	320,000	349,670
Series A, 4.25%, 2/01/18	900,000	921,402
Series A, 4.1%, 2/01/19	1,000,000	1,020,970
Series B, FGIC Insured, 4.75%, 2/01/36	1,000,000	941,010
Series C, 5.5%, 2/01/14	280,000	311,878
Omaha, Sanitary Sewer Revenue, MBIA Insured,
4.0%, 11/15/12	520,000	562,853
4.0%, 11/15/14	250,000	270,945
Papillion-La Vista, Sarpy County School District #27, General Obligation,
Refunding, Series 2009A, 3.15%, 12/01/17	930,000	913,818
Series 2009, 5.0%, 12/01/28	500,000	509,765
Papillion, Water Revenue System, Bond Anticipation Notes,
Series C, 3.0%, 6/15/11	500,000	503,315
Platte County, Hospital Authority #1, Revenue, Columbus
Community Hospital Project, Radian Insured, 5.9%, 5/01/15	250,000	252,775
Public Power Generation Agency, Revenue, Whelan Energy
Center Unit 2, Series A, AMBAC Insured, 5.0%, 1/01/18	750,000	792,225
Sarpy County, General Obligation, Sanitary & Improvement
District #111, Stoneybrook, 5.9%, 3/15/13	300,000	300,540
Sarpy County, General Obligation, Sanitary & Improvement
District #112, Leawood Oaks III, 6.2%, 2/15/14	105,000	105,184
Southern Nebraska Public Power District, Electric System Revenue,
AMBAC Insured, 4.625%, 9/15/21	1,000,000	1,021,690
University of Nebraska, Facilities Corp., Lease Rental Revenue,
UNMC Sorell Center Project, 4.0%, 4/15/11	1,000,000	1,053,480
University of Nebraska, University Revenue,
Lincoln Student Fees and Facilities, 4.6%, 7/01/17	570,000	593,478
Omaha Health & Recreation Project, 4.05%, 5/15/19	390,000	398,837
Omaha Health & Recreation Project, 5.0%, 5/15/33	700,000	700,952
Omaha Student Facilities Project, 4.5%, 5/15/16	565,000	615,375
Omaha Student Facilities Project, 5.0%, 5/15/27	800,000	823,560
Refunding, Lincoln Parking Project, 4.0%, 6/01/17	1,070,000	1,118,867

		49,708,653

NEBRASKA TAX-FREE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Puerto Rico — 1.6%
Commonwealth,
General Obligation, Refunding, FGIC Insured, 5.5%, 7/01/11	$990,000	$1,025,957

Texas — 0.5%
San Antonio, Electric & Gas Revenue, Series A, 5.0%, 2/01/18	325,000	329,053

Washington — 1.6%
Washington State, General Obligation, Variable Purpose,
Series B, 5.0%, 1/01/19	1,000,000	1,001,270

Total Municipal Bonds (Cost $57,038,785)		57,706,540

SHORT-TERM SECURITIES — 8.3%

Wells Fargo National Advantage Tax-Free Money Market Fund –Institutional Class 0.32%(a) (Cost $5,306,687)	5,306,687	5,306,687

Total Investments in Securities (Cost $62,345,472)		63,013,227
Other Assets Less Other Liabilities — 1.0%		653,055

Net Assets — 100.0%		$63,666,282

Net Asset Value Per Share		$9.97

(a)	Rate presented represents the annualized 7-day yield at June 30, 2009.

PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS — SHORT-INTERMEDIATE INCOME FUND

Portfolio Manager: Thomas D. Carney

The Short-Intermediate Income Fund returned +4.1% in the second calendar quarter, compared to a +1.7% return for the Barclays Capital Intermediate U.S. Government/Credit Index (BCIGC), our Fund’s primary benchmark.

Corporate bonds were the primary beneficiaries in the second quarter as investors became more confident that government efforts to stabilize the economy might be successful. The result was an extensive rally in corporate bond prices (yields fell) across most market segments. A broad measure of corporate bond spreads (the incremental return investors demand above U.S. Treasury bonds for owning corporate debt) composed by Merrill Lynch fell from 586 basis points at March 31 to 331 at June 30 (a basis point represents one one-hundredth of a percentage point).

U.S. Treasury bonds, however, performed poorly in the second quarter as prices fell and yields rose nearly one-percent for bonds maturing 5 years and longer. Indications of improving economic data, a massive new issue supply of government bonds to fund the deficit and the prospects for accelerating inflation caused investors to re-evaluate the ultra low Treasury bond yields that have persisted since the fourth quarter of 2008.

Our Fund’s strong results in the quarter were principally enhanced by our decision to increase our corporate bond exposure, which rose to 42.9% of Fund net assets at June 30 from 34.9% at March 31. Every corporate bond investment added to Fund results in the quarter. Key contributors included USG 7-year bonds (up 34%); Willis North America 6-and 8-year bonds (up more than 20%); Level 3 Financing 5-year bonds (up approximately 19%); Host Hotels 5-year bonds (up approximately 17%); Liberty Media 4-year bonds (up approximately 16%); Martin Marietta Materials 9-year bonds (up approximately 15%) and American Express 3- and 4-year bonds (up 12%).

The balance of our portfolio performed reasonably well in the quarter, generating mostly coupon income returns with modest price appreciation. Mortgage-backed securities (MBS) continued to decline as a percentage of Fund net assets (25.4% at June 30) through prepayments and our decision to focus a higher percentage of incremental investments in corporate bonds. In addition, U.S. Treasury bonds continue to represent a near historic low percentage of Fund net assets (2.2%), which has also helped Fund results so far in 2009, especially compared to the BCIGC.

Investment activity in the quarter was concentrated in the corporate bond portion of our portfolio and included additions to existing positions in American Express, JP Morgan, Liberty Media, Markel, USG and Time Warner, Inc. New positions included, for example, 5-year bonds for UnitedHealth Group and 10-year bonds for The Washington Post Company at spreads to Treasuries and absolute yields that we believe compensate us for the incremental risk of ownership. Both are examples of companies whose common stock we own in our equity portfolios where we can draw from the detailed credit work our research team has conducted on both companies.

We also initiated a more conservative approach to both interest rates and credit risk during the quarter for a portion of our portfolio (approximately 6%). Within the high-quality segment of the Fund, we have purchased ‘step-up’ notes issued by various government agencies. These shorter-term securities, presently 5 years or less, provide an increasing rate of interest over the life of the bonds. An example would be Freddie Mac ‘step-up’ notes maturing in 2014. This bond provides a 3% interest rate for 2 years, 4% for the following 2 years and 5% for the final year. Further, the bond becomes callable by the issuer at par a year from now. If not called, the rising coupon will help keep the value of the bond from declining should interest rates rise.

Overall portfolio metrics changed modestly during the quarter with the average maturity increasing to 3.9 from 3.3 years and average duration increasing to 2.4 from 1.8 years. Credit quality for the portfolio remains solid at A+.

The re-pricing of credit risk in the quarter presents a double-edged sword. While we have benefited from our increased exposure to corporate bonds through improved investment performance as prices have risen and spreads have decreased, future return prospects seem more evenly balanced. Corporate bond spreads are still materially higher than the lows reached in mid-2007, but appear more fairly priced versus the forced liquidation and fear induced levels of earlier this year. We will continue to patiently seek out areas of opportunity and are well positioned to take advantage of any market weakness.

Fund Strategy Review

Given the increased number of new shareholders in the Fund, we thought it might be helpful to review the Fund’s investment strategy. Longtime shareholders may wish to skip this section or read it as a review.

Our investment approach consists primarily of investing in a portfolio of mostly high quality, short-to-intermediate-term bonds where we believe we can capture most of the “coupon” returns of long-term bonds with materially less interest-rate risk. We do not try to mimic any particular index as we construct our portfolio. We select assets for our portfolio one security at a time based on our view of opportunities in the marketplace. Our corporate bond research is supplemented by credit work we do on companies and industries in the course of our equity analysis.

Over the years, our portfolio has often been constructed with a shorter average life (i.e. duration) and higher quality than the BCIGC. We chose this benchmark to highlight that we could periodically invest longer term and/or lower quality when conditions warranted. The effect over time of our portfolio construction (typically shorter average life) has been a penalty when interest rates fall but a boost to performance when rates rise.

For a small portion of our portfolio (currently about 11% but never greater than 15%), we may also invest in other fixed-income related investments that have favorable risk/reward characteristics (such as high-yield and convertible bonds, preferred and convertible preferred stock, or high dividend paying common stock). These types of investments have generally enhanced our Fund’s historical returns.

Overall, we strive to be adequately compensated for the risks assumed in order to maximize our investment (or reinvestment) yield and avoid making interest rate “bets,” particularly ones that depend on interest rates going down. We are willing to trade some upside in a rapidly falling interest-rate environment in exchange for enhanced capital preservation.

	Total Return*	Average Annual Total Returns*

	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year

Short-Intermediate Income Fund	6.9%	6.2%	4.5%	5.2%	5.8%	6.1%
Barclays Capital Indexes:
Intermediate U.S. Government/Credit#	5.3	6.1	4.6	5.7	6.1	6.6
1-5 Year U.S. Government/Credit#	5.3	6.0	4.4	5.2	5.7	6.3
1-3 Year U.S. Government/Credit#	4.9	5.7	4.2	4.9	5.4	5.9

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 0.72% of the Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	All performance numbers assume reinvestment of dividends.

#	Index performance is hypothetical and is for illustrative purposes only.

PORTFOLIO PROFILE — SHORT-INTERMEDIATE INCOME FUND

(Unaudited)

Credit Quality Ratings

U.S. Treasury	2.2%
U.S. Government Agency Mortgage Related Securities	23.0
Aaa/AAA	16.1
Aa/AA	3.2
A/A	15.0
Baa/BBB	16.5
Ba/BB	5.3
B/B, below, and non-rated	3.8
Short-Term Securities/Other	14.9

100.0%

Sector Breakdown

Corporate Bonds	42.9%
Mortgage-Backed Securities	25.4
Short-Term Securities/Other	14.9
Government Agency	9.5
Taxable Municipal Bonds	3.3
U.S. Treasury	2.2
Common Stocks	1.8

100.0%

Financial Attributes

Average Maturity	3.9 years
Average Duration	2.4 years
Average Coupon	4.6%
Average Rating	A+
30-Day SEC Yield at 6-30-09	3.8%

Maturity Distribution

Short-Term Securities/Other	14.9%
Less than 1 Year	10.2
1 to 3 Years	26.0
3 to 5 Years	20.6
5 to 7 Years	13.6
7 to 10 Years	12.4
10 Years or more	0.5
Preferred Stock	0.0
Common Stock	1.8

100.0%

SHORT-INTERMEDIATE INCOME FUND

Schedule of Investments in Securities June 30, 2009 (Unaudited)

	Principal amount	Value

CORPORATE BONDS — 42.9%

American Express
Centurion Bank 5.55% 10/17/12	$2,000,000	$1,999,648
Credit Corp. 7.3% 8/20/13	3,260,000	3,392,451
FSB Bank 5.55% 10/17/12	1,609,000	1,613,494
FSB Bank 6.0% 9/13/17	2,500,000	2,284,005
8.125% 5/20/19	1,000,000	1,039,490
Anheuser-Busch InBev 5.375% 11/15/14(e)	4,000,000	4,040,332
Autozone, Inc. 5.75% 1/15/15	1,250,000	1,248,321
Berkshire Hathaway Finance Corp.
4.2% 12/15/10	375,000	386,754
4.6% 5/15/13	3,000,000	3,114,054
4.625% 10/15/13	1,000,000	1,045,398
4.85% 1/15/15	1,500,000	1,563,105
Boston Properties LP 5.625% 4/15/15	2,000,000	1,832,040
Comcast Corp.
10.625% 7/15/12	2,000,000	2,341,556
6.5% 1/15/15	2,081,000	2,209,847
4.95% 6/15/16	675,000	663,093
Dell, Inc. 5.625% 4/15/14	1,250,000	1,321,527
Diageo Capital PLC 4.85% 5/15/18	3,941,000	3,811,266
Goldman Sachs Group, Inc. 5.35% 1/15/16	3,000,000	2,864,115
Home Depot, Inc. 4.625% 8/15/10	1,500,000	1,528,606
Host Hotels & Resorts LP 6.875% 11/01/14	2,500,000	2,262,500
JP Morgan Chase & Co.
5.35% 2/01/12 (Bear Stearns Co., Inc.)	2,000,000	2,098,480
4.75% 5/01/13	1,900,000	1,925,775
6.3% 4/23/19	2,500,000	2,519,118
Leucadia National Corp. 7.125% 3/15/17	2,500,000	2,043,750
Level 3 Financing, Inc. 9.25% 11/01/14	2,000,000	1,650,000
Liberty Media LLC
7.875% 7/15/09	500,000	499,375
5.7% 5/15/13	5,240,000	4,558,800
Markel Corp. 6.8% 2/15/13	5,475,000	5,420,743
Martin Marietta Materials, Inc. 6.6% 4/15/18	2,600,000	2,475,938
Mohawk Industries, Inc. 6.25% 1/15/11	3,695,000	3,594,034
News America Holdings 9.25% 2/01/13	2,222,000	2,535,440
Swiss Re 6.45% 3/01/19 (General Electric Global Insurance)	5,000,000	4,196,270
Target Corp. 8.6% 1/15/12	3,000,000	3,372,168

SHORT-INTERMEDIATE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

CORPORATE BONDS — 42.9% (continued)

Texas Industries, Inc. 7.25% 7/15/13(e)	$1,250,000	$1,137,500
Time Warner Cable, Inc.
5.4% 7/02/12	2,000,000	2,068,620
7.5% 4/01/14	1,700,000	1,874,592
Time Warner, Inc. 6.875% 5/01/12	4,189,000	4,484,040
UnitedHealth Group, Inc. 4.75% 2/10/14	3,000,000	2,905,455
USG Corp. 6.3% 11/15/16	5,000,000	3,725,000
Washington Post Co. 7.25% 2/01/19	3,500,000	3,647,935
WellPoint, Inc.
4.25% 12/15/09	1,124,000	1,137,479
5.0% 1/15/11	1,000,000	1,025,668
6.0% 2/15/14	2,000,000	2,038,844
Wells Fargo & Co.
3.98% 10/29/10	1,750,000	1,783,684
4.375% 1/31/13	4,000,000	4,037,748
Whirlpool Corp. 8.0% 5/01/12	1,000,000	1,035,623
Willis North America, Inc.
5.625% 7/15/15	2,000,000	1,757,434
6.2% 3/28/17	1,427,000	1,265,592
XTO Energy, Inc. 5.75% 12/15/13	2,250,000	2,368,031

Total Corporate Bonds (Cost $108,081,257)		113,744,738

MORTGAGE-BACKED SECURITIES — 25.4%(d)

Federal Home Loan Mortgage Corporation — 10.8%

Collateralized Mortgage Obligations — 10.5%
2878 CL TB — 5.5% 2024 (0.0 years)	188,025	187,993
2921 CL A — 5.5% 2018 (0.4 years)	962,431	973,424
2548 CL HB — 4.5% 2010 (0.4 years)	4,250,000	4,310,248
2665 CL WY — 4.5% 2027 (0.4 years)	2,275,515	2,298,843
2692 CL QT — 4.5% 2018 (0.7 years)	1,341,337	1,362,453
2743 CL HC — 4.5% 2015 (0.8 years)	2,618,919	2,669,819
2765 CL JN — 4.0% 2019 (0.8 years)	872,850	887,086
3200 CL AD — 5.5% 2029 (1.0 years)	2,515,233	2,581,548
2975 CL OD — 5.5% 2027 (1.1 years)	2,700,000	2,793,534
R009 CL AJ — 5.75% 2018 (1.4 years)	1,343,358	1,390,865
R011 CL AB — 5.5% 2020 (1.5 years)	2,011,990	2,080,594
2831 CL AB — 5.0% 2018 (1.9 years)	921,553	962,866
2999 CL NB — 4.5% 2017 (2.1 years)	4,000,000	4,156,294
2627 CL LE — 3.0% 2017 (2.3 years)	1,128,343	1,139,413

		27,794,980

SHORT-INTERMEDIATE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

Federal Home Loan Mortgage Corporation — 10.8% (continued)

Pass-Through Securities — 0.3%
18190 — 5.5% 2022 (2.9 years)	$560,112	$586,333
1386 — 5.0% 2018 (2.9 years)	312,680	325,116

		911,449

		28,706,429
Federal National Mortgage Association — 11.1%

Collateralized Mortgage Obligations — 7.5%
2003-20 CL QC — 5.0% 2027 (0.3 years)	290,129	293,114
2002-74 CL TD — 5.0% 2015 (0.5 years)	2,965,715	3,001,686
2003-113 CL PC — 4.0% 2015 (0.6 years)	679,653	688,544
2004-81 CL KC — 4.5% 2017 (1.2 years)	2,889,179	2,967,449
2005-59 CL PB — 5.5% 2028 (1.4 years)	2,000,000	2,072,286
2003-39 CL LC — 5.0% 2022 (1.8 years)	886,634	924,157
2003-16 CL PD — 5.0% 2016 (1.8 years)	2,500,000	2,613,174
2003-43 CL EX — 4.5% 2017 (2.1 years)	602,219	625,036
2003-92 CL PD — 4.5% 2017 (2.1 years)	2,500,000	2,604,734
2003-27 CL DW — 4.5% 2017 (2.2 years)	1,000,000	1,038,701
2006-78 CL AV — 6.5% 2017 (2.2 years)	1,878,063	1,995,899
2003-9 CL DB — 5.0% 2018 (4.6 years)	1,000,000	1,061,410

		19,886,190
Pass-Through Securities — 3.6%
256982 — 6.0% 2017 (1.5 years)	1,000,453	1,061,351
254863 — 4.0% 2013 (1.7 years)	353,437	359,753
255291 — 4.5% 2014 (2.0 years)	498,309	511,552
251787 — 6.5% 2018 (2.6 years)	28,604	30,776
888439 — 5.5% 2022 (2.9 years)	2,370,798	2,486,597
254907 — 5.0% 2018 (3.0 years)	1,014,228	1,062,182
888595 — 5.0% 2022 (3.3 years)	2,687,059	2,793,114
357985 — 4.5% 2020 (3.4 years)	1,217,441	1,255,815

		9,561,140

		29,447,330
Government National Mortgage Association — 1.1%

Collateralized Mortgage Obligations — 1.1%
GNR 2004-80 CL GC — 5.0% 2031 (1.5 years)	3,000,000	3,058,203

Non-Government Agency — 2.4%

CMSI 2003-11 CL 2A1 — 5.5% 2033 (1.1 years)	1,032,619	970,385
CDMC 2003-7P CL A4 — 3.39% 2017 (Adjustable Rate) (1.8 years)(e)	2,038,853	1,848,918
GMACM 2003-J4 CL 3A1 — 4.75% 2018 (2.4 years)	2,377,574	2,337,395
WAMU 2003-S7 CL A1 — 4.5% 2018 (2.6 years)	877,282	860,259
Chase 2004-S1 CL A6 — 4.5% 2019 (3.9 years)	365,629	321,313

		6,338,270

Total Mortgage-Backed Securities (Cost $65,700,876)		67,550,232

SHORT-INTERMEDIATE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

TAXABLE MUNICIPAL BONDS — 3.3%

Topeka, Kansas 4.5% 8/15/09	$1,135,000	$1,138,677
Stratford, Connecticut 6.55% 2/15/13	500,000	517,880
University of California 4.85% 5/15/13	990,000	1,044,391
Nebraska Public Power District 5.14% 1/01/14	1,000,000	1,041,800
Los Angeles, CA Cmty Dev 6.0% 9/01/14	2,275,000	2,397,099
Los Angeles, CA Cmty Dev 6.0% 9/01/15	1,220,000	1,273,339
Iowa State University Revenue 5.8% 7/01/22	1,335,000	1,270,706

Total Taxable Municipal Bonds (Cost $8,542,518)		8,683,892

U.S. TREASURY AND GOVERNMENT AGENCY — 11.7%

U.S. Treasury — 2.2%

U.S. Treasury Inflation-Indexed Note 1.375% 7/15/18	1,977,580	1,921,342
U.S. Treasury Note 3.125% 5/15/19	4,000,000	3,870,012

		5,791,354

Government Agency — 9.5%

Fannie Mae
4.125% 4/28/10	2,000,000	2,058,028
2.0% 7/07/14(f)	5,000,000	5,002,180
Federal Home Loan Banks
4.16% 12/08/09	900,000	915,305
1.0% 6/08/12(f)	6,800,000	6,791,697
Freddie Mac
3.25% 7/09/09	1,000,000	1,000,629
4.125% 6/16/10	1,000,000	1,033,674
5.5% 9/15/11	1,000,000	1,090,111
3.0% 6/30/14(f)	4,000,000	4,031,520
5.0% 11/13/14	3,000,000	3,280,788

		25,203,932

Total U.S. Treasury and Government Agency (Cost $30,375,903)		30,995,286

SHORT-INTERMEDIATE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

COMMON STOCKS — 1.8%

Redwood Trust, Inc.(a)	314,965	$4,648,883
Newcastle Investment Corp.	45,000	29,700

Total Common Stocks (Cost $5,841,101)		4,678,583

SHORT-TERM SECURITIES — 17.2%

Wells Fargo Advantage Government Money Market Fund-Institutional Class 0.08%(b)	15,736,803	15,736,803
U.S. Treasury Bills, 0.11% to 0.15%, 7/30/09 to 9/10/09(c)	$30,000,000	29,992,780

Total Short-Term Securities (Cost $45,729,922)		45,729,583

Total Investments in Securities (Cost $264,271,577)		271,382,314
Options Written — (0.0%)		(20,000)
Other Liabilities in Excess of Other Assets — (2.3%)		(6,084,850)

Net Assets — 100.0%		$265,277,464

Net Asset Value Per Share		$11.78

	Expiration date/ Strike price	Shares subject to option	Value

OPTIONS WRITTEN*

Covered Call Options

Redwood Trust, Inc.	October 2009 / $20	100,000	$(20,000)

Total Options Written (premiums received $207,495)

(a)	Fully or partially pledged on outstanding written options.
(b)	Rate presented represents the annualized 7-day yield at June 30, 2009.
(c)	Interest rates presented represent the yield to maturity at the date of purchase.
(d)	Number of years indicated represents estimated average life of mortgage-backed securities.
(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(f)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate presented represents the rate at June 30, 2009.

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PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS — GOVERNMENT MONEY MARKET FUND

Portfolio Manager: Thomas D. Carney

The Government Money Market Fund closed the second calendar quarter with a 7-day effective yield of 0.15%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

The Federal Open Market Committee (FOMC) of the Federal Reserve reaffirmed its intention in June 2009 to keep the Fed Funds rate (the overnight lending rate between banks controlled by the Federal Reserve) at “exceptionally low levels for an extended period” as a means to promote economic recovery. The Fed has maintained this highly unusual target range for the Fed Funds rate at zero to 0.25% since December 2008.

As we have mentioned in previous letters, the Fed Funds rate exerts an effect similar to a gravitational pull on the investment universe for our Fund. Since we invest in ultra high-quality, short-term investments (e.g. U.S. Treasury bills and government agency discount notes) that have a weighted average maturity of less than ninety days, our yield has invariably followed the path dictated by the Federal Reserve’s monetary policy as we frequently reinvest maturing bills and notes in these short-term instruments. As of June 30, 92% of our portfolio was invested in U.S. Treasury bills with the balance (8%) in high quality Wells Fargo money market funds. The average life of our portfolio at June 30 was approximately 60 days.

It seems increasingly likely that the Fed will keep short-term interest rates “exceptionally low” for the remainder of 2009 and possibly beyond. We will continue to seek opportunities to add incremental return to our Fund’s yield while maintaining our focus on high credit quality.

Despite today’s low yield environment, our Fund remains a sensible option for those investors whose primary objective is the maintenance of liquidity and the preservation of capital.

On an administrative note, effective August 1, 2009 the Fund’s adviser has contractually agreed to limit the total annual fund operating expenses to 0.20% of the Government Money Market Fund’s average daily net assets through July 31, 2010. The Fund’s adviser had previously agreed to cap Fund expenses at 0.10%. As a result, the Fund’s yield may decline by 0.10% should the Fund’s adviser decide to fully implement the new contractual limit of 0.20%. Given the low reinvestment yields discussed above, however, the adviser is voluntarily capping Fund expenses at 0.10%, but this can change at any time without notice.

GOVERNMENT MONEY MARKET FUND

Schedule of Investments in Securities June 30, 2009 (Unaudited)

	Principal amount or shares	Value

U.S. TREASURY — 92.0%†

U.S. Treasury Bill 0.11% 7/30/09	$30,000,000	$29,997,342
U.S. Treasury Bill 0.32% 8/06/09	20,000,000	19,993,700
U.S. Treasury Bill 0.22% 10/08/09	20,000,000	19,988,312
U.S. Treasury Bill 0.31% 11/05/09	15,000,000	14,984,125

Total U.S. Treasury		84,963,479

SHORT-TERM SECURITIES — 8.0%

Wells Fargo Advantage Government Money Market Fund – Institutional Class 0.08%(a)	7,363,337	7,363,337
Wells Fargo Advantage 100% Treasury Money Market Fund – Service Class 0.01%(a)	52,535	52,535

Total Short-Term Securities		7,415,872

Total Investments in Securities (Cost $92,379,351)		92,379,351
Other Liabilities in Excess of Other Assets — (0.0%)		(13,374)

Net Assets — 100.0%		$92,365,977

Net Asset Value Per Share		$1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.
(a)	Rate presented represents the annualized 7-day yield at June 30, 2009.

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Board of Trustees	Officers
Lorraine Chang	Wallace R. Weitz, President
John W. Hancock	Mary K. Beerling, Vice President, Secretary &
Richard D. Holland	Chief Compliance Officer
Thomas R. Pansing, Jr.	Kenneth R. Stoll, Vice President & Chief
Roland J. Santoni	Financial Officer
Barbara W. Schaefer	Bradley P. Hinton, Vice President
Delmer L. Toebben
Wallace R. Weitz	Distributor
Justin B. Wender	Weitz Securities, Inc.

Investment Adviser	Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company	Wallace R. Weitz & Company

Custodian	Sub-Transfer Agent
Wells Fargo Bank Minnesota,	Boston Financial Data Services, Inc.
National Association

NASDAQ symbols:
Value Fund - WVALX
Partners Value Fund - WPVLX
Hickory Fund - WEHIX
Partners III Opportunity Fund - WPOPX
Balanced Fund - WBALX
Nebraska Tax-Free Income Fund - WNTFX
Short-Intermediate Income Fund - WEFIX
Government Money Market Fund - WGMXX

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An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

7/31/09